Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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TRANSENTERIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 27, 2020

To our Stockholders:

You are cordially invited to the 2020 annual meeting of stockholders (the “Annual Meeting”) of TransEnterix, Inc. to be held on June 8, 2020, at 11:00 a.m. Eastern Time. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, employees and other parties, we will be holding the Annual Meeting via live webcast. You may register to attend the virtual Annual Meeting at www.proxydocs.com/TRXC. We look forward to your attendance at our virtual Annual Meeting, where you will be able to vote and submit questions.

The formal Notice of Annual Meeting of Stockholders and Proxy Statement describing the matters to be acted upon at the Annual Meeting are included with this letter. Stockholders also are entitled to vote on any other matters which properly come before the Annual Meeting.

You may vote by Internet or by telephone using the instructions in the Notice of Internet Availability of Proxy Materials, or if you received a paper copy of the proxy card, by signing and returning it in the envelope provided. Our proxy statement, 2019 Annual Report to stockholders and related proxy materials are available, free of charge, on our website at www.transenterix.com.

Regardless of the number of shares you own, please be sure you are represented at the Annual Meeting either by attending the virtual meeting or by returning your proxy as soon as possible.

Sincerely,

Paul A. LaViolette
Chairman of the Board of Directors

Anthony Fernando
President and Chief Executive Officer

Notice Regarding Availability of Proxy Materials

for the 2020 Annual Meeting of Stockholders to be held on June 8, 2020.

The Notice of Annual Meeting of Stockholders, our proxy statement, the proxy card and our 2019 Annual Report are available online at http://www.proxydocs.com/TRXC.

TRANSENTERIX, INC.

635 Davis Drive, Suite 300

Morrisville, North Carolina 27560

(919) 765-8400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2020

April 27, 2020

To the stockholders of TransEnterix, Inc.:

The 2020 annual meeting of stockholders (the “Annual Meeting”) of TransEnterix, Inc., a Delaware corporation (the “Company”) will be held on June 8, 2020, beginning at 11:00 a.m. Eastern Time. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, employees and other parties, we will be holding the Annual Meeting via live webcast. You may register to attend the virtual Annual Meeting at www.proxydocs.com/TRXC. We look forward to your attendance at our virtual Annual Meeting, where you will be able to vote and submit questions.

At the meeting, our stockholders will be asked to consider and vote upon the following:

1.

Election of Directors. The election of the seven director nominees named in the attached proxy statement to serve as directors until the next annual meeting of stockholders and until their successors are elected and qualified.

2.

Amendment and Restatement of the Incentive Compensation Plan. A vote to amend and restate the TransEnterix, Inc. Amended and Restated Incentive Compensation Plan (the “Plan”), to approve an increase in the number of shares reserved for issuance under the Plan by 6,000,000 shares and to make other changes.

3.	Say on Pay. An advisory vote to approve the compensation paid to the Company’s named executive officers for 2019.

4.

Ratification of Appointment of Independent Accounting Firm. Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

5.	Other Matters. The transaction of such other business as may lawfully come before the Annual Meeting or at any adjournment or postponement.

The Board of Directors currently knows of no other business to be presented at the Annual Meeting. If any other matters come before the Annual Meeting, the persons named in the proxy will vote with their judgment on those matters. You can ensure that your shares are voted at the Annual Meeting by voting by telephone, via the Internet or by completing, signing and returning a proxy card. If you do attend the virtual Annual Meeting, you may then withdraw your proxy and vote your shares at the Annual Meeting. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies that are returned properly signed but unmarked will be voted in favor of proposals made by us.

Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on April 9, 2020 as the record date for determination of the stockholders entitled to vote at the Annual Meeting and any adjournments or postponements thereof. As allowed under the Securities and Exchange Commission rules, we have elected to furnish our proxy materials over the Internet to stockholders. We have mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders. The Notice contains instructions on how to access this proxy statement and our 2019 Annual Report to Stockholders via the Internet and how to vote.

By Order of the Board of Directors,

Joshua B. Weingard
Corporate Secretary

TRANSENTERIX, INC.

635 Davis Drive, Suite 300

Morrisville, North Carolina 27560

(919) 765-8400

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 8, 2020

This proxy statement is sent by the Board of Directors (the “Board”) of TransEnterix, Inc. (the “Company”), to solicit proxies to be voted at our 2020 annual meeting of stockholders (the “Annual Meeting”) to be held on Monday, June 8, 2020, beginning at 11:00 a.m. Eastern Time. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, employees and other parties, we will be holding a virtual Annual Meeting, including at any adjournment or postponement, via live webcast. You may register to attend the virtual Annual Meeting at www.proxydocs.com/TRXC. Distribution of this proxy statement, the proxy card, the Notice of Annual Meeting of Stockholders and the Company’s 2019 Annual Report to stockholders entitled to vote is scheduled to begin on or about April 27, 2020.

As permitted under Securities and Exchange Commission rules, the Company is making this proxy statement and other annual meeting materials available to stockholders via the Internet instead of mailing a printed copy of these materials to stockholders. Stockholders will receive a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail and will not receive a printed copy of these materials. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet. The Notice is being mailed to stockholders, and the proxy materials will be available on the Internet, beginning on or about April 27, 2020.

If you receive a Notice and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

The form of proxy solicited by the Board for the Annual Meeting, this proxy statement, the Notice of Annual Meeting, and the Company’s 2019 Annual Report to Stockholders are available on our website at www.transenterix.com. The 2019 Annual Report contains financial statements for the two years ended December 31, 2019, and certain other information concerning the Company. The Company will provide copies of the exhibits to the 2019 Annual Report upon request. The 2019 Annual Report and financial statements are not a part of this proxy statement and are not incorporated by reference.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who can vote?

Holders of record of our Common Stock as of the close of business on April 9, 2020, the record date, will be entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement. Holders of shares of Common Stock are entitled to vote on all matters brought before the Annual Meeting.

As of the record date, there were 47,342,479 shares of Common Stock outstanding and entitled to vote on the election of directors and all other matters. Holders of Common Stock will vote on all matters as a class. Holders are entitled to one vote for each share of Common Stock outstanding as of the record date.

You do not need to participate in the virtual Annual Meeting to vote your shares. Instead, you may vote by Internet or by telephone using the instructions in the Notice of Internet Availability of Proxy Materials, or if you received a paper copy of the proxy card, by signing and returning it in the envelope provided.

How do I vote?

If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote at the virtual Annual Meeting, vote by proxy by telephone, through the Internet or, if you received a paper copy of the proxy card, by signing and returning it in the envelope provided. To vote through the Internet, go to www.proxydocs.com/TRXC and complete an electronic proxy card. You will be asked for the Company Number, Proxy Number and Account Number, which are provided on the Notice of Internet Availability of Proxy Materials or, if you received a paper copy, on the proxy card. For stockholders of record who want to attend the virtual Annual Meeting, you will be able to attend the Annual Meeting online, view the list of stockholders of record upon request, vote your shares electronically and submit questions prior to the meeting. In order to attend the Annual Meeting, you must register at www.proxydocs.com/TRXC using the control number on your proxy card or voting instruction card. The registration deadline is Thursday, June 4, 2020 at 5:00 p.m. Eastern Time. Please be sure to follow instructions found on your proxy card or voting instruction card and subsequent instructions that will be delivered to you via email.

If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank, or other nominee), you may vote by following the instructions provided in the voting instruction form, or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote your shares at the virtual Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, or other nominee that holds your shares, and present such legal proxy from the brokerage firm, bank, or other nominee that holds your shares for admittance to the Annual Meeting. Then you must register at www.proxydocs.com/TRXC using the control number on your proxy card or voting instruction card. The registration deadline is Thursday, June 4, 2020 at 5:00 p.m. Eastern Time. Please be sure to follow instructions found on your proxy card or voting instruction card and subsequent instructions that will be delivered to you via email.

Whether you plan to participate in the virtual Annual Meeting or not, we urge you to vote by proxy to ensure your vote is counted. Voting by proxy will not affect your right to attend the virtual Annual Meeting and vote. If you properly complete your paper or electronic proxy and submit it to us in time, the “proxy” (one of the individuals named on the proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, the proxy will vote your shares as recommended by the Board and, as to any other matters properly brought before the Annual Meeting, in the sole discretion of the proxy.

What are the recommendations of the Board?

The Board recommends that you vote:

“FOR” the election of all seven nominees for director named in this proxy statement;

“FOR” the approval of the amendment and restatement of the Plan to increase the number of shares available for future awards by 6,000,000 shares and make other changes;

“FOR” the approval, by advisory vote, of the executive compensation of our named executive officers for 2019; and

“FOR” the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Board knows of no matters that are likely to be brought before the Annual Meeting, other than the matters identified in the Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the proxy will be authorized to vote or otherwise act according to his judgment on those matters.

What constitutes a quorum at the Annual Meeting?

The presence, by registering and participating in the Annual Meeting or by submitting a proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the meeting.

Abstentions in each of the proposals will be counted for the purpose of determining whether a quorum is present at the meeting and as votes cast and will have the effect of a negative vote. Broker non-votes will be counted for the purpose of determining the existence of a quorum at the Annual Meeting.

How many votes are required to approve the proposals to be acted upon at the Annual Meeting?

Election of Directors

With regard to the election of directors under Proposal One, votes may be cast “For” or “Withheld” for one or more of the nominees being proposed. Directors are elected by a plurality of votes, without respect to either (1) broker non-votes or (2) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.

Amendment and Restatement of the Plan

With regard to the vote to approve the amendment and restatement of the Plan, the affirmative vote of a majority of the shares present at the Annual Meeting or by proxy, and entitled to vote on such matter at the Annual Meeting is required. You may vote “For” the proposal, “Against” the proposal or “Abstain” with respect to the proposal. Broker non-votes are not considered as votes cast and have no impact on the result of the vote. Abstentions are considered as negative votes.

Approval, by Advisory Vote, of Executive Compensation

With regard to the stockholder advisory vote to approve the executive compensation for our named executive officers for 2019, the affirmative vote of a majority of the shares present at the Annual Meeting or by proxy, and entitled to vote on such matter at the Annual Meeting is required. You may vote “For” the proposal, “Against” the proposal or “Abstain” with respect to the proposal. This vote is advisory in nature and, therefore, not binding on the Company. However, our Board will consider the outcome of this vote in its future deliberations regarding executive compensation. Broker non-votes are not considered as votes cast and have no impact on the result of the vote. Abstentions are considered as negative votes.

Ratification of BDO USA, LLP’s Appointment

The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by all stockholders present at the Annual Meeting or represented by a proxy, and entitled to vote on the proposal at the Annual Meeting. If the selection of BDO USA, LLP as our independent registered public accounting firm is not ratified, the Audit Committee of the Board will reconsider its selection. Brokers are permitted to vote for this routine matter without instructions from the beneficial owners of the securities. Abstentions are considered as negative votes.

Can I revoke my proxy?

Yes. If you return your proxy card or vote via telephone or the Internet, you may revoke your proxy at any time before it is exercised. You may revoke your proxy in any one of the following ways:

•	by voting at the Annual Meeting in accordance with the instructions;

•

by delivering a written notice of revocation before the Annual Meeting with a date later than your previously delivered proxy to our principal offices at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560, Attention: Corporate Secretary; or by email at corporatesecretary@transenterix.com.

•	by timely delivering another electronic or paper proxy dated after the date of the proxy that you wish to revoke. Your most current proxy is the one that is counted.

Do I have dissenter’s rights of appraisal with respect to any proposal to be acted upon at the Annual Meeting?

No. Neither Delaware law nor the Company’s certificate of incorporation or bylaws entitle stockholders to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for this proxy solicitation. Our officers and other regular employees may solicit proxies by mail, in person or by telephone or telecopy. These officers and other regular employees will not receive additional compensation. The Company intends to retain a third party proxy solicitor for the Annual Meeting, and estimates the cost of such solicitor to be approximately $7,500 plus expenses. We will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of Common Stock by: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock currently; (ii) each of our current directors and director nominees (iii) each of our current named executive officers; and (iv) all of our executive officers, directors and director nominees as a group. Ownership information is set forth as of April 9, 2020. Unless otherwise noted, each of the following disclaims any beneficial ownership of the shares, except to the extent of his, her or its pecuniary interest, if any, in such shares. Unless otherwise indicated, the mailing address of each individual is c/o TransEnterix, Inc., 635 Davis Drive, Suite 300, Morrisville, NC 27560.

	As of April 9, 2020
Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)	Percentage of Outstanding Common Shares (2)
Directors and Executive Officers
Paul LaViolette (3)	25,982	*
Andrea Biffi (4)	210,096	*
Jane H. Hsiao, Ph.D., MBA (5)	391,971	*
William N. Kelley, M.D. (6)	19,646	*
David Milne (7)	455,435	*
Richard C. Pfenniger, Jr. (8)	28,338	*
Anthony Fernando (9)	177,877	*
William N. Starling (10)	173,516	*
Brett Farabaugh (11)	—	—
All Directors and Executive Officers as a group (9 persons) (12)	1,482,861	3.1%
5% or More Stockholders
Sabby Volatility Warrant Master Fund, Ltd. (13)	4,378,417	9.2%

*	Holds less than 1%
(1)

A person is deemed to be the beneficial owner of shares of Common Stock underlying stock options held by that person that are exercisable as of April 9, 2020 or that will become exercisable within 60 days thereafter.

(2)

Based on 47,342,479 shares of Common Stock outstanding as of April 9, 2020. Each beneficial owner’s percentage ownership is determined assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable as of April 9, 2020, or that will become exercisable within 60 days thereafter, have been exercised into Common Stock. The additional shares resulting from such exercise are included in both the numerator and denominator for such beneficial owner for purposes of their calculation.

(3)

Consists of 3,150 shares of Common Stock directly owned by Mr. LaViolette, vested stock options to purchase 19,678 shares of Common Stock and 3,154 shares underlying restricted stock units (“RSUs”) that will vest within 60 days.

(4)	Consists of 198,170 shares of Common Stock directly owned by Mr. Biffi, vested stock options to purchase 10,358 shares of Common Stock, and 1,568 shares underlying RSUs that will vest within 60 days.
(5)

Includes 275,608 shares of Common Stock directly owned by Dr. Hsiao, vested stock options to purchase 18,049 shares of Common Stock and 1,568 shares underlying RSUs that will vest within 60 days. Dr. Hsiao’s Common Stock holdings also include beneficial ownership of shares held by Hsu Gamma Investments, L.P. (“Hsu Gamma”), which holds 96,746 shares of Common Stock. Dr. Hsiao is the general partner of Hsu Gamma. Dr. Hsiao’s address is 4400 Biscayne Blvd, Miami, FL 33137.

(6)	Consists of 5,412 shares of Common Stock directly owned by Dr. Kelley, vested stock options to purchase 12,666 shares of Common Stock and 1,568 shares underlying RSUs that will vest within 60 days.

(7)

Consists of 148,624 shares of Common Stock directly owned by Mr. Milne, stock options to purchase 11,127 shares of Common Stock, 1,568 shares underlying RSUs that will vest within 60 days, exercisable Series C warrants to acquire 147,058 shares of Common Stock and exercisable Series D warrants to acquire 147,058 shares of Common Stock.

(8)	Consists of 12,951 shares of Common Stock directly owned by Mr. Pfenniger, stock options to purchase 13,819 shares of Common Stock and 1,568 shares underlying RSUs that will vest within 60 days.
(9)	Consists 37,552 shares of Common Stock directly owned by Mr. Fernando and stock options to purchase 140,325 shares of Common Stock that are vested or will vest within 60 days.
(10)

Consists of 131,102 shares of Common Stock held by Synergy Life Science Partners, L.P., and 18,134 shares of Common Stock held by Synecor, L.L.C. William N. Starling is a managing director of Synergy Life Science Partners, L.P. and the chief executive officer of Synecor, L.L.C. Based on information made available to the Company, William N. Starling and Richard S. Stack share voting and investment control over the shares of Common Stock held by Synergy Life Science Partners, L.P., and William N. Starling and Richard Stack share voting and investment control over the shares of Common Stock held by Synecor, L.L.C. Also includes 11,968 shares held by W. Starling and D. Starling, Trustees of the Starling Family Trust, UDT August 15, 1990. Further includes vested stock options to purchase 10,744 shares of Common Stock and 1,568 shares underlying RSUs that will vest within 60 days.

(11)	Mr. Farabaugh joined the Company as Interim Chief Financial Officer effective January 2, 2020.
(12)	Includes stock options to purchase 236,766 shares of Common Stock, warrants to purchase 294,116 shares of Common Stock and 12,562 shares underlying RSUs that will vest within 60 days.
(13)

Based on information set forth in the Schedule 13G filed by Sabby Volatility Warrant Master Fund, Ltd., Sabby Management, LLC and Hal Minz on March 6, 2020. The address for Sabby Volatility Warrant Master Fund, Ltd. is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands. The address for Sabby Management is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458. The address for Hal Mintz is c/o Sabby Management, LLC, 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

The Company is not aware of any arrangements with any of the foregoing stockholders or any other stockholder of the Company that may result in a change in control of the Company.

MANAGEMENT

Our executive officers are appointed by the Board and serve until their successors have been elected and qualified or until their earlier resignation or removal by the Board. There are no family relationships among any of the directors and executive officers of the Company. In accordance with our amended and restated certificate of incorporation, as amended, incumbent directors are elected to serve until our next annual meeting and until each director’s successor is duly elected and qualified. No director or executive officer has been involved in any legal proceeding during the past ten years that is material to an evaluation of his or her ability or integrity.

The following table sets forth names, ages and positions with the Company for all directors and executive officers of the Company as of April 9, 2020:

Name	Age	Position	Director Since
Directors and Director Nominees
Andrea Biffi	38	Director and Director Nominee	2015
Jane H. Hsiao, Ph.D., MBA	72	Director and Director Nominee	2005
William N. Kelley, M.D.	80	Director	2015
Paul A. LaViolette	62	Director, Director Nominee and Chairman of the Board	2013
David B. Milne	57	Director and Director Nominee	2013
Richard C. Pfenniger, Jr.	64	Director and Director Nominee	2005
Anthony Fernando	48	Chief Executive Officer, President, Director and Director Nominee	2019
William N. Starling	66	Director and Director Nominee	2013
Other Executive Officers
Brett Farabaugh	52	Interim Chief Financial Officer

Directors

The following information summarizes, for each of our directors, his or her principal occupations and other public company directorships for at least the last five years and information regarding the specific experiences, qualifications, attributes and skills of such director:

Andrea Biffi. Mr. Biffi is currently the Chief Executive Officer of Sofar S.p.A. (“Sofar”), a position he has held since June 2015, and he has served as a member of the board of directors of Sofar since November 2012. Mr. Biffi has worked for Sofar, or companies owned by Sofar, since January 2008. Prior to becoming Chief Executive Officer, Mr. Biffi was General Manager of Sofar from November 2012 until June 2015. From January 2008 until November 2013, Mr. Biffi served as General Manager of SOVETA BALTICA UAB, a Lithuanian subsidiary of Sofar, and different positions as a director of Sofar. Since the date of its incorporation in February 2013, Mr. Biffi has served as CEO and President of Sofar Swiss S.A., and since March 2016, he has served as Chairman of the board of directors of Sofar Americas Inc. Since December 2017, Mr. Biffi has served as President and board member of 1LAB SA. Since the date of its incorporation in October 2018, Mr. Biffi has served as sole director of BLL Invest srl. Mr. Biffi’s knowledge of the development of the Senhance System, his extensive business experience in Europe and his chief executive officer experience in the pharmaceutical industry are skills he uses to play an integral role on our Board.

Anthony Fernando. Mr. Fernando became our President and Chief Executive Officer and a member of the Board on November 8, 2019. Prior to his appointment as our President and Chief Executive Officer, Mr. Fernando previously served as our Chief Operating Officer since June 1, 2017, as our Chief Technology Officer, since January 2016, and as our Vice President, International Development from August 2015 through January 2016. Previously, Mr. Fernando served as Vice President, Innovation and Technology, International, of Stryker Singapore Pvt. Ltd, a global medical technology company, from October 2013 until July 2015. From

August 2010 until October 2013, Mr. Fernando served as Director of Research and Development, greater Asia, for Becton Dickinson & Company, a global medical technology company engaged in the development, manufacture and sale of medical devices. From July 2007 until July 2010, Mr. Fernando served as the Director of Research and Development, Asia – Environmental Health, at Perkinelmer Singapore Pvt. Ltd. Until July 2015, Mr. Fernando also served as a director of Stryker India Private Limited and Stryker Global Technology Center (India). Mr. Fernando holds a BSc and MSc, Mechanical Engineering from the University of Nevada Las Vegas and an MBA, Finance & Strategy from the University of North Carolina at Chapel Hill. The Board believes that Mr. Fernando’s more than 20 years’ of operational experience in the medical device industry, at both privately held and multi-national companies, and his knowledge of the industry, coupled with his deep understanding of our technologies, product candidates, market and history make him an essential contributor to our Board.

Jane H. Hsiao, Ph.D., MBA. Dr. Hsiao has served since May 2007 as Vice-Chairman and Chief Technical Officer of OPKO. Since October 2008, Dr. Hsiao has served as Chairman of the Board and, since February 2012, Interim CEO of medical device developer, Non-Invasive Monitoring Systems, Inc. (NIMS). Additionally, Dr. Hsiao serves as a director of Neovasc, Inc. Dr. Hsiao previously served as the Vice Chairman-Technical Affairs and Chief Technical Officer of IVAX, from 1995 until IVAX was acquired in January 2006 by Teva. Dr. Hsiao also served as Chairman, CEO and President of IVX Animal Health, IVAX’s veterinary products subsidiary, from 1998 until 2006, and as IVAX’s Chief Regulatory Officer from 1992 to 1995. Dr. Hsiao previously served on the board of directors of Prolor and Sorrento Therapeutics, Inc. Dr. Hsiao received her B.S. from National Taiwan University and her Ph.D. from the University of Illinois, Chicago. Dr. Hsiao’s background in building and growing companies in the pharmaceutical and medical device industry, her strong technical expertise, as well as her senior management experience and extensive board service allow her to play an integral role as a member of our Board. Her broad experience in many biotechnology and life science companies gives her a keen understanding and appreciation of the many regulatory and developmental issues confronting medical device, pharmaceutical and biotechnology companies.

William N. Kelley, M.D. Dr. Kelley is currently Professor of Medicine at the School of Medicine of the University of Pennsylvania. From 1989 to 2000, Dr. Kelley served as Executive Vice President of the University of Pennsylvania with responsibilities as Chief Executive Officer for the Medical Center, founding CEO of the University of Pennsylvania Health System, Dean of the School of Medicine, and the Robert G. Dunlop Professor of Medicine and Biochemistry and Biophysics. In the national leadership arena, Dr. Kelley has served as President of the American Society for Clinical Investigation, President of the American College of Rheumatology, Chair of the American Board of Internal Medicine, and Chair of the Residency Review Committee for Internal Medicine. Within the past five years, Dr. Kelley served on the board of directors of GenVec, Inc. Dr. Kelley’s experience as a practicing physician and a chief executive of a large healthcare system, as well as his experience as a director on other publicly traded healthcare company boards are the primary skills, qualifications and experience that brought value to our Board.

Paul A. LaViolette. Mr. LaViolette has served as Chairman of our Board since September 2013. Mr. LaViolette is Managing Partner and Chief Operating Officer at SV Health Investors (SVHI), a medical device value fund. He joined SVHI in 2009 and has over 38 years of global medical technology management experience. Prior to joining SVHI, Mr. LaViolette was most recently Chief Operating Officer at Boston Scientific Corporation (BSC), an $8 billion medical device leader. During his 15 years at BSC, he served as COO, Group President, Cardiovascular, Group President, EndoSurgery, President-Cardiology and President-International. Mr. LaViolette integrated two dozen acquisitions and led extensive product development, operations and worldwide commercial organizations as the company grew 20-fold. Mr. LaViolette previously held marketing and general management positions at CR Bard, and various marketing roles at Kendall (Covidien). Mr. LaViolette serves on the boards of Axon Therapies, Bardy Diagnostics, Inc., Cardiofocus, Inc., CSA Medical Inc., Corvia Medical, Inc., Endotronix, Inc., Soffio Medical, Inc., Solsys Medical (formerly known as Soluble Solutions, Inc.), Stimwave LLC, ValenTx, Inc., and Ximedica, each of which are privately-held, as well as the Medical Device Manufacturers Association. Mr. LaViolette received his B.A. in Psychology from Fairfield University and his MBA from Boston College. Mr. LaViolette’s broad experience and keen business judgment qualify him to serve on our Board, and as the Chairman of our Board. Mr. LaViolette’s vast medical device operating experience makes him knowledgeable in the areas of product launches, new product development, clinical and regulatory affairs, plant management, quality systems, international sales and marketing, acquisitions and integrations and the analysis of investment opportunities.

David B. Milne. Mr. Milne is currently a private investor and consultant. He was a Managing Partner at SV Health Investors (SVHI), a diversified health care venture fund, from 2005 to 2017. Prior to joining SVHI, he had 20 years of operating experience in the healthcare industry having worked at several leading public and private medical technology companies. From 1999 until joining SVHI in 2005, he held the position of Vice President of Corporate Business Development at Boston Scientific and was responsible for over 50 transactions totaling nearly $2 billion in acquisitions, equity investments and development partnerships. Previously Mr. Milne worked at Scimed Life Systems, Becton Dickinson and Parker Laboratories. Most recently, Mr. Milne was on the boards of Entellus Medical, a public company sold to Stryker, and Spinal Kinetics, a private company sold to Orthofix. He has also been on the board of directors of 12 additional public and private companies as well as several non-profit organizations. He holds an MBA in Marketing/Finance from New York University and a BS in Biology from Rutgers University. The Board believes Mr. Milne brings his managerial, leadership and operational experience, particularly his acquisition, equity investment, licensing and collaboration experience to provide insights and substantial contributions to our Board.

Richard C. Pfenniger, Jr. Mr. Pfenniger is currently a private investor. Previously, he served as the Interim CEO of Vein Clinics of America, Inc., a privately held company, from May 2014 through February 2015, as the Interim CEO of IntegraMed America, Inc., a privately held company (IntegraMed), from January 2013 through June 2013, as Chief Executive Officer and President of Continucare Corporation, a provider of physician services, from October 2003 until December 2011, and the Chairman of Continucare’s board of directors from September 2002 until December 2011. Additionally, Mr. Pfenniger served as CEO and Vice Chairman of Whitman Education Group, Inc., a post-secondary education provider, from 1997 until 2003. From 1994 to 1997, Mr. Pfenniger served as Chief Operating Officer of IVAX Corporation, and from 1989 to 1994 he served as Senior Vice President-Legal Affairs and General Counsel of IVAX Corporation. Prior to that, Mr. Pfenniger was engaged in the private practice of law, and earlier in his career, Mr. Pfenniger worked as a C.P.A. with Price Waterhouse & Co. Mr. Pfenniger is a director of OPKO Health, Inc., GP Strategies, Inc. and BioCardia, Inc., each a publicly-held company, and IntegraMed America. Mr. Pfenniger is a member and chair of the audit committee of each of GP Strategies, Inc. and OPKO Health, Inc. Mr. Pfenniger received his B.B.A. from Florida Atlantic University and his J.D. from the University of Florida. As a result of Mr. Pfenniger’s multi-faceted experience as a chief executive officer, chief operating officer and general counsel, he is able to provide valuable business, leadership and management advice to the Board in many critical areas. In addition, Mr. Pfenniger’s knowledge of the healthcare business has given him insight into many aspects of our business. Mr. Pfenniger also brings financial expertise to the Board, including through his service as Chairman of our Audit Committee.

William N. Starling. Mr. Starling was Managing Director of Synergy Life Science Partners, LP, a life science venture capital firm founded in 2006, and dissolved in 2020, and Chief Executive Officer and co-founder, in 2000, of Synecor, LLC, an incubator/accelerator for new medical device companies. As CEO of Synecor, Mr. Starling is a cofounder of BaroSense Inc., Bioerodible Vascular Solutions, Inc., InnerPulse, Inc., TransEnterix, Interventional Autonomics Corporation, NeuroTronik Limited, Aegis Surgical Limited, Atrius Limited, and Ventrius, Inc. Mr. Starling currently serves as CEO of Aegis Surgical, Atrius Limited and Ventrius, Inc., and as the Chairman of the board of directors of InnAVasc Medical, Inc. and as a board member of i360 Medical Limited, which are privately-held. He began his career in the medical technology device industry at American Edwards Laboratories and subsequently was part of the founding management team and Director of Marketing for Advanced Cardiovascular Systems, Inc.; a cofounder, Vice President and board member of Ventritex, Inc.; and a cofounder and Chairman of the board of directors and President/CEO of Cardiac Pathways Corporation. Mr. Starling received his BSBA degree from the University of North Carolina at Chapel Hill and his MBA degree from the University of Southern California. The Board believes that Mr. Starling’s experience in working with companies throughout their life cycle from start-up, through IPO to publicly traded, his extensive contributions to the medical device industry and his public company board experience make him a valuable contributor to our Board.

Executive Officers (Non-Board Members)

Brett Farabaugh. Mr. Farabaugh joined the Company as Interim Chief Financial Officer effective January 2, 2020. Previously, Mr. Farabaugh served as Chief Financial Officer of Tryton Medical, Inc., a developer of coronary stents based in Durham, North Carolina, from August 2008 to December 2019, and as CEO of Tryton Medical from August 2019 to December 2019. As he winds down the Tryton Medical business, Mr. Farabaugh will continue with Tryton Medical in his current roles, which is expected to be on a limited basis.

Director Independence

The Board, in the exercise of its reasonable business judgment, has determined that each of our current directors qualify as independent directors pursuant to the applicable NYSE American and SEC rules and regulations, except Mr. Fernando, who is currently employed as our President and Chief Executive Officer.

Board Leadership Structure and Role in Risk Management

The Company has a separate Chairman of the Board, Mr. LaViolette, and Chief Executive Officer, Mr. Fernando. We believe that having an independent director serve as our Chairman allows our Chief Executive Officer to focus on our daily business, while allowing the Chairman of the Board to fulfill the fundamental Board leadership role, which includes providing advice to and independent oversight of our management.

The Chairman of the Board role requires significant additional commitment, particularly as the Board’s oversight responsibilities continue to grow due to our expanding business operations. Our Board is committed to good corporate governance and believes that it is appropriate for an independent, highly-qualified, director to serve as its Chairman.

Our Chairman of the Board is responsible for the orderly functioning of our Board and enhancing its effectiveness. Our Chairman guides Board processes, provides input on agenda items and presides at Board meetings. Additionally, our Chairman acts as a liaison between our Board members and our executive management team, consulting regularly and providing guidance on Board-related matters.

The Board’s role in the risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory and strategic and reputational risks, including with respect to the recent COVID-19 outbreak. In connection with its reviews of the operations of the Company’s business and its corporate functions, the Board considers and addresses the primary risks associated with these operations and functions. Our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed.

In addition, each of the Board’s Committees, and particularly the Audit Committee, plays a role in overseeing risk management issues that fall within such Committee’s areas of responsibility. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met. The Audit Committee also meets regularly in executive sessions with the Company’s independent registered public accounting firm and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.

Meetings of the Board and Committees and Description of Committees

Board of Directors

The Board held 21 meetings and acted by written consent on two occasions during the year ended December 31, 2019. Such meetings consisted of meetings at which a quorum of the directors was present in person or by telephone. Each of our directors attended at least 75% of the meetings of the Board and the committees on which they served during 2019. The Company does not have a formal policy with regard to board members’ attendance at annual meetings, but encourages them to attend each stockholders’ meeting. All of the then-current directors attended our most recent annual meeting of stockholders, held on April 24, 2019, in person or by telephone.

Audit Committee

The current members of the Company’s Audit Committee are Mr. Pfenniger, Chair, Mr. Milne and Mr. LaViolette. Dr. Aftab Kherani served as a member of the Audit Committee until his resignation from the Board on October 31, 2019. Mr. LaViolette was appointed to the Audit Committee at the time of Dr. Kherani’s departure. Due to each member’s extensive experience in serving operating companies in both managerial and director capacities, the Board determined that each member has the requisite knowledge of financial statements and general understanding of financial and reporting matters to allow each such member to serve on the Audit Committee. The Audit Committee Charter is available on our website at www.transenterix.com.

The Board, in the exercise of its reasonable business judgment and utilizing the general standards it applies for determining the independence of directors, has determined that each of the current and incoming Audit Committee members qualifies as independent pursuant to NYSE American Rule 803.

The Board has determined that Mr. Pfenniger is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Board made this determination based on Mr. Pfenniger’s extensive career and background serving as an accountant and auditor as well as his serving various operating companies in both executive and director capacities.

The Audit Committee held nine meetings during the year ended December 31, 2019.

The following constitutes the report the Audit Committee has made to the Board:

Report of the Audit Committee

To the Board of Directors of TransEnterix, Inc.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements contained in its Annual Report on Form 10-K for fiscal year ended December 31, 2019 (the “Annual Report”), and has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board under Audit Standard No. 1301, Communications with Audit Committees and PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence.” Additionally, the Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm concerning its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the Audit Committee, and has discussed with the Company’s independent registered public accounting firm its independence.

In performing its functions, the Audit Committee acts in an oversight capacity. The Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for the financial statements and reports, and of the independent registered public accounting firm, which, in its report, expresses an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles. In reliance on these reviews and discussions, and the report of the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the Company’s audited financial statements in the Annual Report.

Richard C. Pfenniger, Jr., Chair

Paul LaViolette

David Milne

March 13, 2020

Corporate Governance and Nominating Committee

The current members of the Company’s Nominating Committee are Mr. Milne, Chair, Dr. Kelley, and Mr. LaViolette. Due to each member’s extensive experience in serving operating companies in both managerial and director capacities, the Board determined that each member has the requisite knowledge and skills to allow each such member to serve on the Nominating Committee, and qualifies as independent pursuant to NYSE American Rule 803. The Corporate Governance and Nominating Committee charter is available on our web site at www.transenterix.com.

Duties of the Corporate Governance and Nominating Committee include to (1) consider and recruit candidates to fill positions on the Board, (2) recommend to the Board nominees for election as directors at each annual meeting of stockholders, (3) maintain a policy regarding the consideration of director candidates recommended by the stockholders, (4) consider the removal of any director for cause, (5) review proposed changes to the Company’s certificate of incorporation and bylaws and make recommendations to the Board, (6) review the composition of each Board committee and make recommendations to the Board and (7) investigate, in its oversight role, any matter brought to its attention.

There have been no material changes to the procedures by which security holders may recommend nominees to the Company’s Board. Please see “Board Nominations by Security Holders” on pages 14 and 15 of this proxy statement for a description of such procedures. The specific process for evaluating new directors, including stockholder-recommended nominees, will vary based on an assessment of the then-current needs of the Board and the Company. The Corporate Governance and Nominating Committee will determine the desired profile of a new director, the competencies we are seeking, including experience in one or more of the following: highest personal and professional integrity, demonstrated exceptional ability and judgment and who shall be most effective in conjunction with the other nominees to the board, in collectively serving the long-term interests of the stockholders. Candidates will be evaluated in light of the target criteria chosen. The Corporate Governance and Nominating Committee does not have a formal diversity policy; in addition to the foregoing, it considers race and gender diversity in selection of qualified candidates.

The Corporate Governance and Nominating Committee held four meetings during the year ended December 31, 2019. On April 13, 2020, the Corporate Governance and Nominating Committee nominated the seven nominees identified in Proposal One to stand for election to the Board. With his agreement, Dr. Kelley was not re-nominated to stand for election to the Board. The Board thanks Dr. Kelley for his service to the Board. The Company has not engaged the services of or paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees.

Compensation Committee

The current members of the Company’s Compensation Committee are Mr. LaViolette, Chair, Mr. Starling and Richard C. Pfenniger. Dr. Kherani was a member of the committee during 2019 until his resignation from the Board on October 31, 2019. Mr. LaViolette was then added to the Committee and subsequently assumed the role of Chair of the Compensation Committee. Due to each member’s extensive experience in serving operating companies in both managerial and director capacities, the Board determined that each member has the requisite knowledge and skills to allow each such member to serve on the Compensation Committee. The Compensation Committee Charter is available on our website at www.transenterix.com.

The Board, in the exercise of its reasonable business judgment and utilizing the general standards it applies for determining the independence of directors, has determined that each of the Compensation Committee members qualifies as independent pursuant to NYSE American Rule 803.

The Compensation Committee held seven meetings and acted by consent on three occasions during the year ended December 31, 2019.

Duties of the Compensation Committee include (1) evaluating the CEO’s performance and setting the CEO’s compensation based on this evaluation, (2) reviewing and approving the compensation of executive officers and other key officers of the Company, (3) considering, during its evaluation of chief executive officer and other executive officer compensation, the results of the most recent stockholder advisory vote on executive compensation, if and when required by the applicable securities laws, rules and regulations, (4) reviewing and approving incentive compensation plans and equity-based plans for which directors, executive officers and/or other key officers of the Company are eligible participants, (5) determining awards of stock, including stock options, pursuant to any of the Company’s equity-based plans now or in the future in effect and exercising such other power and authority as may be permitted or required under such plans, (6) reviewing from time to time and making recommendations to the Board regarding the compensation of directors and (7) reviewing and discussing with management the Company’s Compensation Discussion and Analysis and producing a report on executive compensation for inclusion in the Company’s annual proxy statement that complies with the rules and regulations of the SEC and any other applicable rules and regulations.

The Compensation Committee may also invite other directors and members of management to participate in their deliberations, or to provide information to the Committee for its consideration with respect to such deliberations, except that the chief executive officer may not be present for the deliberation of or the voting on compensation for the chief executive officer. The chief executive officer may, however, be present for the deliberation of or the voting on compensation for any other officer. The Compensation Committee also has authority to retain such compensation consultants, outside counsel and other advisors as the Committee in its sole discretion deems appropriate.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or, in the past fiscal year has been, an officer or employee of the Company or a predecessor. In addition, during the year ended December 31, 2019, none of our executive officers served as a member of the board of directors or the compensation committee of any other entity that has one or more executive officers serving on our Board or our Compensation Committee.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer and other persons performing similar functions. A copy of our Code of Business Conduct and Ethics is available on our website at www.transenterix.com. We intend to post amendments to, or waivers from a provision of, our Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer or persons performing similar functions on our website.

No Hedging/Pledging

The Code of Business Conduct and Ethics prohibits any director or executive officer of the Company from hedging their ownership of the Company’s stock, including trading in publicly-traded options, puts, calls or other derivative instruments related to the Company’s securities. In addition, any directors and executive officers are prohibited from selling “short” our securities to the extent required by federal securities laws.

Certain Relationships and Related Transactions

In September 2015, the Company completed the acquisition of its Senhance System using a combination of cash, stock and potential post-acquisition milestone payments. On December 30, 2016, the Company entered into an amendment to the Senhance acquisition purchase agreement with Sofar to restructure the terms of the second tranche of payments due under the agreement. Sofar is a stockholder that owned more than five percent of the Company’s outstanding Common Stock until the Company’s subsequent issuances of Common Stock caused Sofar’s ownership percentage to fall below five percent effective March 10, 2020. Under the amendment, the second tranche was restructured to reduce the contingent cash consideration by €5.0 million in exchange for the issuance of shares of the Company’s Common Stock with an aggregate fair market value of €5.0 million. On January 4, 2017, the Company issued to Sofar 286,360 shares of the Common Stock with a fair value of €5.0 million. The price per share was $18.252 and was calculated based on the average of the closing prices of the Company’s Common Stock on ten consecutive trading days ending one day before the execution of the amendment. The third tranche, consisting of €15.0 million, has not yet been paid and is subject to certain sales revenue milestones. The fourth tranche of the cash consideration is payable in installments by December 31 of each year as reimbursement for certain debt payments made by Sofar under an existing Sofar loan agreement in such year. As of December 31, 2019, the Company has paid all cash consideration due under the second tranche and approximately €2.4 million of the €2.5 million due under the fourth tranche.

The Company entered into a separation and release agreement and a consulting agreement, with each of Todd M. Pope, Joseph P. Slattery and Eric Smith upon their respective departures from the Company. See “Executive Compensation — Agreements with Named Executive Officers.”

Review and Approval of Transactions with Related Persons

In accordance with our Code of Business Conduct and Ethics, and Audit Committee procedures, the Audit Committee of our Board reviews and approves all transactions that are required to be reported under Item 404(a) of Regulation S-K, including the transaction described above, and any other related person transactions in which the Company engages. In order to approve a related person transaction, the Audit Committee requires that (i) such transactions be fair and reasonable to us at the time it is authorized by the Audit Committee and (ii) such transaction must be authorized, approved or ratified by the affirmative vote of a majority of the members of the Audit Committee who have no interest, either directly or indirectly, in any such related person transaction.

Communication with the Board

Interested parties who want to communicate with the independent or non-management directors as a group, with the Board as a whole, any Board committee or any individual Board members should address their communications to the Board, the Board members or the Board committee, as the case may be, and send them to c/o Corporate Secretary, TransEnterix, Inc., 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560, call the Corporate Secretary at (919) 795-8400 or email the Corporate Secretary at corporatesecretary@transenterix.com. The Corporate Secretary will forward all such communications directly to such Board members. Any such communications may be made on an anonymous and confidential basis.

There have been no changes to the procedures by which interested parties may communicate with the Board.

Board Nominations by Security Holders

The Corporate Governance and Nominating Committee considers nominees proposed by our stockholders. To recommend a prospective nominee for the Corporate Governance and Nominating Committee’s consideration, you may submit the candidate’s name by delivering notice in writing to our Corporate Secretary, TransEnterix, Inc., 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560 or via email at corporatesecretary@transenterix.com.

A stockholder nomination submitted to the Corporate Governance and Nominating Committee must include at least the following information (and can include such other information the person submitting the recommendation desires to include), and must be submitted to the Company in writing:

(i) The name, address, telephone number, fax number and e-mail address of the person submitting the recommendation;

(ii) The number of shares and description of the Company voting securities held by the person submitting the nomination and whether such person is holding the shares through a brokerage account (and if so, the name of the broker-dealer) or directly;

(iii) The name, address, telephone number, fax number and e-mail address of the person being recommended to the Corporate Governance and Nominating Committee to stand for election at the next annual meeting (the “proposed nominee”) together with information regarding such person’s education (including degrees obtained and dates), business experience during the past ten years, professional affiliations during the past ten years, and other relevant information;

(iv) Information regarding any family relationships of the proposed nominee as required by Item 401(d) of SEC Regulation S-K;

(v) Information whether the proposed nominee or the person submitting the recommendation has (within the ten years prior to the recommendation) been involved in legal proceedings of the type described in Item 401(f) of SEC Regulation S-K (and if so, provide the information regarding those legal proceedings required by Item 401(f) of Regulation S-K);

(vi) Information regarding the proposed nominee’s ownership of shares in the Company required by Item 403 of Regulation S-K;

(vii) Information regarding certain relationships and related party transactions of the proposed nominee as required by Item 404 of Regulation S-K; and

(viii) The signed consent of the proposed nominee in which he or she consents to being nominated as a director of the Company if selected by the Corporate Governance and Nominating Committee, states his or her willingness to serve as a director, if elected, for compensation not greater than that described in the most recent proxy statement; states whether the proposed nominee is “independent” as defined by NYSE American Rule 803; and attests to the accuracy of the information submitted in such consent.

For next year’s annual meeting, which is expected to be held in June 2021, nominations should be submitted no sooner than December 28, 2020 and no later than January 27, 2021.

When the information required above has been received, the Corporate Governance and Nominating Committee will evaluate the proposed nominee based on the criteria described below, with the principal criteria being the needs of the Company and the qualifications of such proposed nominee to fulfill those needs.

The process for evaluating a director nominee is the same whether a nominee is recommended by a stockholder or by an existing officer or director. The Corporate Governance and Nominating Committee has established criteria for selection of potential directors, taking into consideration the following attributes which are desirable for a member of our Board: leadership; independence; interpersonal skills; financial acumen; business experiences; industry knowledge; and diversity of viewpoints. The Corporate Governance and Nominating Committee will periodically assess the criteria to ensure it is consistent with best practices and the goals of the Company; identify individuals who satisfy the criteria for selection to the Board and, after consultation with the Chair of the Board, make recommendations to the Board on new candidates for Board membership; and receive and evaluate nominations for Board membership which are recommended by existing directors, corporate officers, or stockholders in accordance with policies set by the Corporate Governance and Nominating Committee and applicable laws.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes our compensation program for our named executive officers (“Named Executive Officers”) for the year ended December 31, 2019. The Named Executive Officers for 2019 are Anthony Fernando, our current Chief Executive Officer (“CEO”) and President and Eric Smith, Chief Commercial Officer, and former officers Todd M. Pope, who served as CEO and President until November 8, 2019, and Joseph P. Slattery, Former EVP and Chief Financial Officer who retired on December 31, 2019.

Business overview for 2019

We are a medical device company that is digitizing the interface between the surgeon and the patient in laparoscopy to increase control and reduce surgical variability in today’s value-based healthcare environment. We are focused on the market development for and commercialization of the Senhance® Surgical System, which digitizes laparoscopic minimally invasive surgery, or MIS. The Senhance Surgical System is the first and only digital, multi-port laparoscopic platform designed to maintain laparoscopic MIS standards while providing digital benefits such as haptic feedback, robotic precision, comfortable ergonomics, advanced instrumentation including three mm microlaparoscopic instruments, eye-sensing camera control and reusable standard instruments to help maintain per-procedure costs similar to traditional laparoscopy.

The Senhance System is available for sale in Europe, the United States, Japan, Taiwan and select other countries.

•	The Senhance System has a CE Mark in Europe for adult and pediatric laparoscopic abdominal and pelvic surgery, as well as limited thoracic surgeries excluding cardiac and vascular surgery.

•

In the United States, we have received 510(k) clearance from the FDA for use of the Senhance System in laparoscopic colorectal and gynecologic surgery in a total of 28 indicated procedures, including benign and oncologic procedures, laparoscopic inguinal hernia and laparoscopic cholecystectomy (gallbladder removal) surgery.

•	In Japan, we have received regulatory approval and reimbursement for 98 laparoscopic procedures.

During 2018 and 2019, we successfully obtained FDA clearance and CE Mark for our 3 millimeter diameter instruments, our Senhance ultrasonic system, our 3 millimeter and 5 millimeter hooks, and the Senhance articulating system. The 3 millimeter instruments enable the Senhance System to be used for microlaparoscopic surgeries, allowing for tiny incisions. The ultrasonic system is an advanced energy device used to deliver controlled energy to ligate and divide tissue, while minimizing thermal injury to surrounding structures. The Senhance articulating system was launched in Europe in November 2019 and we are evaluating our pathway forward to launch such a system in the United States with a planned submission for US clearance at the end of 2020.

Despite the number of advances and regulatory clearances received in 2018 and 2019, our Senhance System sales in 2019 were disappointing. Adoption of new technologies, particularly for capital intensive devices such as the Senhance System can be slow and uneven as market development and commercial development is time-consuming and expensive. We have determined to refocus our resources and efforts in 2020 on market development activities to increase awareness of:

•	the benefits of the use of the Senhance System in laparoscopic surgery;

•	the digitization of high volume procedures using the Senhance System;

•	the indications for use, including pediatric indications of use in CE Mark territories; and

•	the overall cost efficiency of the Senhance System.

In 2020, we intend to focus on markets with high utilization of laparoscopic techniques, including Japan, Western Europe and the United States. Our focus will be on (1) increasing the number of placements of the Senhance System, not necessarily through sales, but through leasing arrangements, (2) increasing the number of procedures conducted using the Senhance System quarter over quarter, and (3) solidifying key opinion leader support and publications related to the use of the Senhance System in laparoscopic procedures. However, given the current coronavirus (COVID-19) pandemic, we are aware that many of the hospitals using the Senhance System have significantly reduced or cancelled all elective surgery and are not currently using or have reduced using the Senhance System. Also potential additional Senhance System placements have been delayed by the COVID-19 pandemic. At this time, we cannot assure you that we will be able to implement the market development activities that we have planned while the COVID-19 pandemic is ongoing.

On December 11, 2019, following receipt of approval from stockholders at a special meeting of stockholders held on the same day, we filed an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our Common Stock at a ratio of one-for-thirteen (the “Reverse Stock Split”). Our Common Stock began trading on a split-adjusted basis on NYSE American on the morning of December 12, 2019. No fractional shares were issued in connection with the Reverse Stock Split. Instead, we rounded up each fractional share resulting from the reverse stock split to the nearest whole share. Unless otherwise noted, all share and per share data referenced in this proxy statement have been retroactively adjusted to reflect the Reverse Stock Split. Certain amounts in this proxy statement may be slightly different than previously reported due to rounding of fractional shares as a result of the Reverse Stock Split.

Management changes

On November 8, 2019, we appointed Anthony Fernando, the Company’s Chief Operating Officer, as President and CEO and elected Mr. Fernando to our Board of Directors with immediate effect. The Company entered into an amended and restated employment agreement with Mr. Fernando to establish his new roles with the Company. Under the amended and restated employment agreement, Mr. Fernando’s base salary increased to $440,000 per annum, his annual bonus target was set at 75% of base salary, including a pro-rated target bonus for 2019, based on the period of 2019 for which he served as President and CEO. The amended and restated employment agreement is described in further detail under “Executive Compensation — Agreements with Named Executive Officers.”

On November 8, 2019, we announced the departure of Todd M. Pope as our President and CEO, and as a member of our Board of Directors. We entered into a separation agreement and consulting agreement with Mr. Pope, each of which is described in further detail under “Executive Compensation — Agreements with Named Executive Officers.”

Joseph P. Slattery, our former EVP and Chief Financial Officer, retired on December 31, 2019. In connection with Mr. Slattery’s resignation, we entered into a transition agreement and consulting agreement with Mr. Slattery, each of which is described in further detail under “Executive Compensation — Agreements with Named Executive Officers.”

In January 2020, we hired Brett Farabaugh as our interim Chief Financial Officer. The Company’s offer letter with Mr. Farabaugh is described in further detail under “Executive Compensation — Agreements with Named Executive Officers.”

The Company eliminated the position of Chief Commercial Officer as part of its restructuring activities and Eric Smith left the Company on March 31, 2020. The employment agreement and separation agreement with Mr. Smith are described in further detail under “Executive Compensation — Agreements with Named Executive Officers.”

Compensation Changes for 2020

The Compensation Committee is in the process of evaluating the Company’s compensation for its Named Executive Officers and senior leadership team. Given the 2019 operational results, the changes in the management team, the need to retain the services of the existing leadership team and the impact of the COVID-19 pandemic on the Company, and taking into consideration the 2019 say-on-pay advisory vote on compensation of our Named Executive Officers, among other considerations, the Compensation Committee and the Board determined that it was appropriate to engage the services of an independent compensation consultant to assist the Compensation Committee in taking a fresh look at executive compensation. In February 2020, the Compensation Committee retained the services of Radford, which is part of the Rewards Solutions practice at Aon plc (“Radford”), a nationally recognized compensation consulting firm, to serve as its independent compensation consultant and to conduct market research and analysis on our various executive positions, to assist the committee in developing appropriate incentive plans for our executives, to provide the committee with advice and ongoing recommendations regarding material executive, non-executive and non-employee director compensation decisions and to review compensation proposals of management. Radford reports directly to the Compensation Committee and does not provide any non-compensation related services to the Company. The Compensation Committee has determined that Radford is independent of the Company. The analysis is still being conducted as of the date of this proxy statement, and the determinations have not yet been made. However, the Compensation Committee has determined the peer group to be used for such 2020 analysis and determinations. The peer group, selected with the assistance of Radford, consists of companies in the medical device and medical tool industries, with a focus on robotics where possible. We focused on companies of similar size and business complexity with a range of revenues, average stock price and market capitalization, time since IPO, and employees, among other factors, that we believe provide reasonable comparisons, trends and business activities for the Company. The 2020 peer group of companies consists of 21 companies, some of which were used in a peer group analysis for past executive compensation decisions, but with the addition of a number of additional companies. The added companies are indicated with an asterisk below. The peer group also retains some companies from the prior group where we believe strong comparisons exist. The 2020 peer group of companies are:

2020 Peer Group Companies
Apollo Endosurgery, Inc. *	Microbot Medical Inc. *
Apyx Medical Corporation	Misonix, Inc.
AxoGen, Inc.	Myomo, Inc. *
Bionano Genomics, Inc. *	Neuronetics, Inc. *
Conformis, Inc.	Obalon Therapeutics, Inc. *
Cutera, Inc.	Ra Medical Systems, Inc. *
Cytosorbents Corporation	Rockwell Medical, Inc.
electroCore, Inc. *	Second Sight Medical Products, Inc. *
Endologix, Inc. *	Surmodics, Inc.
IRADIMED CORPORATION	ViewRay, Inc.
IRIDEX Corporation *

Compensation philosophy

The Company believes it is vital to link executive compensation to corporate performance and to create incentives for management to enhance Company value. In accordance with its compensation philosophy, the Company seeks to attract and retain employees through salary levels that are competitive with the local market and similarly situated companies but generally to follow the market rather than lead the market, particularly with respect to cash compensation, and offer attractive equity and cash-based incentive components to align compensation with Company performance objectives. The Company desires, over time, to move total direct compensation toward the median of comparable companies, while remaining more aggressive in the use of equity-based compensation, but not in a market leader position. The Company believes this approach allows it to attract and retain candidates that support the Company culture of being motivated by aggressive goals and optimism about the future, while permitting the Company to preserve the use of cash for incentive compensation.

The Compensation Committee has determined that the use of time-based equity compensation is preferable at this time in the Company’s history but continues to assess the appropriate use of performance-based compensation.

The Compensation Committee’s focus in early 2019 was to establish a program to provide compensation to the executives aligned with the Company’s business goals. At the time, the Compensation Committee focused on performance-based incentive compensation designed to incentivize the Named Executive Officers to pursue additional regulatory clearances for Senhance System instrumentation in the United States, and commercialize the Senhance System. As 2019 progressed, however, Senhance System sales were disappointing, and the Company’s focus changed to securing needed financing for the Company and a restructuring plan to reduce operating expenses as the Company focused on global market development activities. The impact of these changes on compensation decisions for 2019 are described in this CD&A.

Procedures for determining compensation

Our Compensation Committee has the overall responsibility for designing and evaluating the compensation policies and programs for our Named Executive Officers. In 2019, the Compensation Committee reviewed updated information procured, aggregated and summarized from public sources regarding similarly situated companies, and compensation of the Named Executive Officers in prior years. The Compensation Committee also relied on input from our CEO regarding the Named Executive Officers (other than himself), and on its analysis of our corporate performance. For establishment of the 2019 program, Todd Pope was serving as our CEO.

With respect to the compensation for the CEO, each year the Compensation Committee evaluates the CEO’s performance, sets his compensation and approves his compensation, and recommends his compensation to the Board for approval by the independent directors.

Our CEO plays a significant role in the compensation-setting process of the other Named Executive Officers and makes recommendations to the Compensation Committee concerning performance objectives and salary and bonus levels for the other Named Executive Officers and executive team. The Compensation Committee, at least annually, discusses such recommendations with the CEO. The Compensation Committee may, in its sole discretion, approve, in whole or in part, the recommendations of the CEO.

The Company has provided stockholders with an annual advisory vote on compensation paid to our Named Executive Officers since 2014. From 2014 until 2018 the advisory vote was approved by stockholders by greater than 90% of the votes cast. At the annual meeting held in 2019, the approval decreased to 79% of the votes cast. The Compensation Committee monitors and considers these advisory vote results in making compensation decisions. Following the 2019 annual meeting, members of management spoke with a number of stockholders seeking input regarding the say-on-pay vote and communicated the findings to the Compensation Committee. The Compensation Committee considered the information received in establishing the 2020 executive compensation program.

Elements of compensation

The compensation of our Named Executive Officers consists primarily of four major components:

•	base salary;

•	annual performance-based cash bonus compensation;

•	long-term incentive equity awards; and

•	other benefits.

Base salary

The base salary of each of our Named Executive Officers is determined based on an evaluation of the responsibilities of that particular position, each Named Executive Officer’s historical salary earned in similar management positions with the Company or other companies, and a review of the information procured by the Committee as described above. A significant portion of each Named Executive Officer’s total compensation is in the form of base salary. The base salary component is designed to provide the Named Executive Officers with consistent income and to attract and retain talented and experienced executives capable of leading our product development, operations and strategic growth.

In 2019, the Compensation Committee determined, with input from the CEO, the base salary, performance-based cash incentive bonus opportunities and long-term equity awards for each of the Named Executive Officers. Base salary increases of 3% were approved for Messrs. Pope, Slattery and Smith, while Mr. Fernando’s base salary increased 13% over 2018 due to the responsibilities inherent in his role as Chief Operating Officer and the importance of the regulatory, marketing and R&D activities for which he had oversight.

Annual cash incentives

The Compensation Committee established the 2019 annual cash incentive plan for management (the “2019 Incentive Plan”), and goals related thereto, at its February 2019 meeting. The 2019 Incentive Plan was designed to recognize and reward our executives, including the Named Executive Officers, for contributing towards the achievement of our annual corporate business plan. The 2019 Incentive Plan awards are designed to reward near-term operating performance and the achievement of milestones critical to the Company’s success. The Compensation Committee believes the 2019 Incentive Plan serves as a valuable short-term incentive program for providing cash bonus opportunities for executives upon achievement of targeted performance measures, product development and operating results. The target annual cash incentive plan award opportunity was 75% of base salary for Mr. Pope and 50% of base salary for Messrs. Fernando, Slattery and Smith. As noted above, Mr. Fernando’s target bonus was increased to 75% of base salary in November 2019, to be pro-rated depending on achievement of the established goals. For the Named Executive Officers, the 2019 goals were 100% weighted on the approved corporate goals. The 2019 Incentive Plan corporate goals, which were each weighted by the Committee, were:

•	Achievement of revenue goals for commercialization of the Senhance System;

•	Performance of 1,500 surgeries globally;

•	Completion of projects and receipt of regulatory clearance or approvals related to identified instruments and accessories; and

•	Cash management requirements.

Additional stretch goals related to revenue growth, the timing of regulatory clearances, project management and cash management were also established.

At a meeting held in February 2020, the Compensation Committee reviewed the achievement of the corporate goals under the 2019 Incentive Plan. The Compensation Committee noted that although the performance goals of the number of surgeries performed globally significantly exceeded the established goal, the submission for FDA clearance for expansion of approved uses, and the receipt of approval for identified instruments and accessories were successfully achieved on an expedited basis, the 2019 revenue was disappointing and cash management goals were not achieved. After considering the foregoing factors, the Compensation Committee determined that no performance-based cash bonuses would be approved for Named Executive Officers for 2019.

In November 2019, the Compensation Committee and the Board approved one-time short-term retention bonuses for Mr. Fernando (six months of base salary) and Mr. Smith (two months of base salary) if they remained employed by the Company until at least January 31, 2020, subject to funding of such bonuses through an equity capital raise. The short-term retention bonuses were fully funded by the March 2020 public offering closing and paid in April 2020.

Long-term equity awards

The Compensation Committee believes that it is important to align the interests of the Named Executive Officers with the interests of our stockholders, and believes the best way to accomplish this alignment is through awards of long-term, equity-based compensation. Such awards are made under the Plan.

For 2019, the Compensation Committee discussed the form such equity-based grants should take and determined that providing a mixture of time-based stock options and time-based restricted stock units (“RSU”) best met the needs of the Company and its executives as a retention incentive, particularly given the conservative use of cash compensation. Such stock option and RSU awards were granted under the Plan in February 2019. The time-based stock option awards typically vest over a four year period with the first 25% cliff vesting on the first anniversary of the date of grant and then vesting monthly thereafter. For the RSU awards, the awards vest one-third over each of the three years following the grant date.

The grant date value of the awards made to the Named Executive Officers are set forth in the Summary Compensation Table following this CD&A.

The Compensation Committee is committed to periodically reviewing the use of equity-based long-term incentive awards. In February 2020, the Compensation Committee retained Radford, a business unit of Aon plc, to serve as an independent compensation consultant to the Compensation Committee. The Compensation Committee is currently working to finalize the 2020 equity compensation program with the assistance of Radford. The Compensation Committee has determined to evaluate various alternatives available, including the addition of performance factors to equity incentive grants to senior leadership.

Other benefits

Employment agreements and severance benefits - We have entered into employment agreements with each Named Executive Officer, the form of which was revised in 2018. These agreements provide our Named Executive Officers with certain severance benefits in the event of involuntary termination. See “Executive Compensation — Agreements with Named Executive Officers.”

Pension benefits - The Company has no defined benefit plans, supplemental executive retirement plans or actuarial plans in which the Named Executive Officers participate.

Nonqualified defined contribution and other deferred compensation plans - The Company does not have a defined contribution plan and has not contributed to a deferred compensation plan.

Report of the Compensation Committee

The Compensation Committee has reviewed and discussed the foregoing “Compensation Discussion and Analysis” with the Company’s management. Based on this review and discussion, the Compensation Committee has recommended to the Board that the “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in this proxy statement for the 2020 Annual Meeting of Stockholders.

Paul A. LaViolette, Chair

William N. Starling

Richard C. Pfenniger

This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

Executive Compensation Tables

The following table provides the compensation of our Named Executive Officers. A description of our compensation policies and practices, as well as a description of the components of compensation payable to our Named Executive Officers, is included above under “Executive Compensation—Compensation Discussion and Analysis.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Anthony Fernando,	2019	391,875	—	864,530	920,027	—	—	2,176,432
President and CEO (5)(6)	2018	340,000	—	574,420	1,181,354	168,929	—	2,264,703
Eric Smith,	2019	345,050	25,000	864,530	920,027	—	—	2,154,607
Chief Commercial Officer (5)(7)	2018	112,955	25,000	743,500	1,380,500	166,445	66,127	2,494,527
Todd M. Pope,	2019	424,115	—	1,514,115	1,609,172	—	128,313	3,675,715
Former President and CEO (5)(8)	2018	480,800	—	1,790,814	935,000	358,328	—	3,564,942
Joseph P. Slattery,	2019	354,536	—	864,530	920,027	—	—	2,139,093
Former EVP and Chief Financial Officer (5)(9)	2018	344,210	—	574,420	1,181,354	171,021	—	2,271,005

(1)

Represents time-based restricted stock units (“RSUs”) awarded to the Named Executive Officers as part of the long-term incentive awards. The RSUs vest in three equal installments on the first three anniversaries of the date of grant.

(2)

For all RSUs and stock options, the values reflect the aggregate grant date fair value for all awards made in 2019, computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are described in Notes 14 and 15 to the Company’s audited financial statements, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020.

(3)

Represents annual incentive bonuses paid under an annual performance-based cash incentive plan. Corporate performance goals are established by the Compensation Committee for each year. The incentive bonuses are determined by the Compensation Committee based on the achievement of corporate performance goals. Although certain of the corporate performance goals were achieved for 2019, the Compensation Committee determined that no bonuses were earned for 2019 based on the corporate performance as discussed in CD&A above.

(4)

Represents a severance payment, accrued vacation payment and reimbursement for legal fees made to Mr. Pope in 2019 in connection with his separation agreement with the Company, and a relocation expense reimbursement paid to Mr. Smith in 2018 pursuant to his employment agreement.

(5)

In the event of termination of his employment in connection with a Change in Control, all unvested outstanding equity awards held by a Named Executive Officer will accelerate and vest upon the date of termination. See the description of the employment agreements with each of the Named Executive Officers below in this proxy statement.

(6)	Mr. Fernando served as Chief Operating Officer from June 1, 2017 until November 7, 2019. On November 8, 2019, Mr. Fernando was appointed as President and CEO and joined the Board of Directors.
(7)

Mr. Smith’s employment began on August 31, 2018. His 2018 and 2019 bonuses represent sign-on bonuses pursuant to his employment agreement. Effective as of March 31, 2020, the Company eliminated the role of Chief Commercial Officer and Mr. Smith’s employment with the Company was therefore terminated without cause.

(8)	Effective as of November 8, 2019, Mr. Pope was terminated as President and CEO and he resigned as a member of the Board effective on such date.
(9)	Mr. Slattery retired from his positions as Executive Vice President and Chief Financial Officer effective December 31, 2019.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding all plan-based awards granted to our Named Executive Officers during the fiscal year ended December 31, 2019. All equity awards to our Named Executive Officers in 2019 were granted under the Plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)(3)
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)	Target (#)	Maximum (#)
Anthony Fernando	02/06/2019	154,000	192,500	240,625	—	—	—	26,924	40,460	32.11	1,784,557
Eric Smith	02/06/2019	138,020	172,525	215,656	—	—	—	26,924	40,460	32.11	1,784,557
Todd M. Pope	02/06/2019	297,134	371,418	464,273	—	—	—	47,154	70,768	32.11	3,123,287
Joseph P. Slattery	02/06/2019	141,814	177,268	221,585	—	—	—	26,924	40,460	32.11	1,784,557

(1)

Represents the potential payout at threshold (80%), target (100%) and maximum (125%) of target for the 2019 annual incentive bonuses, if goals were achieved at threshold, target or accelerated or higher levels than target. If Mr. Fernando had received an incentive bonus for 2019, it would have been pro-rated for two months at 75% (at target) of his salary of $440,000 per year. Please see the description of the 2019 annual incentive bonus in the CD&A section of this proxy statement. No annual incentive bonuses were earned for 2019.

(2)	The value of stock awards granted is based on the closing price of the Company’s Common Stock on the date of grant.
(3)

For all stock options grants, the option values reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are described in Note 14 to the Company’s audited financial statements, included in the Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table lists the outstanding equity awards held by the Named Executive Officers at December 31, 2019:

	OPTION AWARDS					STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options Exercisable (1)	(Number of Securities Underlying Unexercised Options Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)(2)	Option Expiration Date(2)	Number of Shares or Units of Stock that have not Vested(#)	Market Value of Shares or Units of Stock that have not Vested($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that have not Vested
Anthony Fernando	—	40,460	—	32.11	02/06/2029	26,924	37,963	—	—
	4,465	10,842	—	42.51	10/31/2028	5,129	7,232	—	—
	28,244	33,370	—	18.07	02/07/2028	9,129	12,872	—	—
	22,129	9,101	—	18.46	02/02/2027	15,385	21,693	—	—
	9,141	2,396	—	19.89	10/25/2026	2,308	3,254	—	—
	24,326	1,057	—	49.66	02/12/2026	—	—	—	—
	7,692	—	—	31.85	10/28/2025	—	—	—	—
	15,384	—	—	38.61	08/17/2025	—	—	—	—
Eric Smith	—	40,460	—	32.11	11/30/2020	26,924	37,963	—	—
	2,243	5,449	—	42.51	11/30/2020	2,565	3,617	—	—
	7,694	15,382	—	75.40	11/30/2020	5,129	7,232	—	—
Todd M. Pope	—	70,768	—	32.11	03/31/2021	47,154	66,487	—	—
	29,727	41,661	—	18.07	03/31/2021	15,385	21,693	—	—
	38,690	15,924	—	18.46	03/31/2021	13,778	19,427	—	—
	20,707	5,446	—	19.89	03/31/2021	16,000	22,560	—	—
	40,360	1,754	—	49.66	03/31/2021	38,462	54,231	—	—
	34,615	—	—	30.68	03/31/2021	4,052	5,713	—	—
	34,615	—	—	38.22	03/31/2021	—	—	—	—
	6,353	—	—	51.22	03/31/2021	—	—	—	—
	3,692	—	—	104.00	03/31/2021	—	—	—	—
	8,690	—	—	26.00	03/31/2021	—	—	—	—
	17,923	—	—	26.00	03/31/2021	—	—	—	—
Joseph P. Slattery	—	40,460	—	32.11	11/01/2020	26,924	37,963	—	—
	4,465	10,842	—	42.51	11/01/2020	5,129	7,232	—	—
	18,530	33,370	—	18.07	11/01/2020	9,129	12,872	—	—
	9,119	9,101	—	18.46	11/01/2020	12,821	18,078	—	—
	3,615	2,395	—	19.89	11/01/2020	2,308	3,254	—	—
	7,935	1,057	—	49.66	11/01/2020	—	—	—	—
	2,085	—	—	31.85	11/01/2020	—	—	—	—
	2,167	—	—	38.22	11/01/2020	—	—	—	—
	35,494	—	—	52.26	11/01/2020	—	—	—	—

(1)

One-fourth of the shares underlying each option award vests on the first anniversary of the grant date of such option award, and 1/48th of the shares underlying the full award vest each month thereafter for 36 months.

(2)

Each of the stock options granted have a ten-year term beginning on the date of grant. Under Mr. Slattery’s consulting agreement, all vested stock options will be eligible to be exercised within 90 days after July 31, 2020 and all unvested stock options will terminate. Under Mr. Pope’s consulting agreement, all vested stock options will be eligible to be exercised within 90 days after December 31, 2020 and all unvested stock options will terminate. Under Mr. Smith’s separation agreement, all vested stock options will be eligible to be exercised within 90 days after September 1, 2020.

(3)	Based on the closing price of the Company’s Common Stock on December 30, 2019 of $1.41 per share, the last trading day of the 2019 fiscal year.

OPTION EXERCISES AND STOCK VESTED

The following table provides information with respect to stock options exercised by our Named Executive Officers and stock in which our Named Executive Officers vested during the year ended December 31, 2019 upon the lapse of forfeiture restrictions on previously granted RSUs.

	OPTION AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Anthony Fernando	—	—	4,564	152,483
	—	—	2,308	77,110
	—	—	1,880	62,811
Eric Smith	—	—	—	—
Todd M. Pope	5,534	98,560.54	8,000	267,280
	—	—	6,889	230,161
	—	—	3,119	104,206
	—	—	4,051	135,344
Joseph P. Slattery	2,022	85,429.50	4,564	152,483
	7,692	126,994.92	2,308	77,110
	—	—	1,880	62,811

Agreements with Named Executive Officers

Anthony Fernando

On November 8, 2019, the Company entered into an amended and restated employment agreement with Anthony Fernando regarding Mr. Fernando’s employment with the Company as its President and Chief Executive Officer. The initial employment period under the employment agreement commenced on November 8, 2019 and will continue until December 31, 2021. The term of the employment agreement automatically renews for successive one-year terms, unless terminated in accordance with the terms of the employment agreement. Mr. Fernando’s annual base salary under the employment agreement at the time of execution was $440,000. Mr. Fernando’s salary is subject to increase in accordance with the employment agreement. He is eligible to receive annually, or otherwise, an incentive compensation award opportunity, payable in cash, as determined by the Compensation Committee of the Board, and he is eligible for long term incentive equity compensation. Mr. Fernando’s target annual cash incentive compensation opportunity will not be less than 75% of his base salary for the portion of the employment period falling within a given fiscal year, and performance goals are based on both Company performance metrics and personal performance metrics, if any, as established and approved by the Compensation Committee or the Board annually. The equity-based compensation will be awarded under the Plan, or any successor thereto, in the discretion of the Compensation Committee or the Board. Mr. Fernando is entitled to severance benefits, paid by the Company or any successor, as follows. If the employment agreement is terminated without cause or for good reason, or if the employment agreement is not extended at the end of the then-current term, Mr. Fernando will receive severance as described below, and continued health and welfare benefits for twelve months following termination. If Mr. Fernando’s employment is terminated in connection with a Change in Control of the Company (as defined in the employment agreement), his severance benefits would be expanded to twenty-four months. The severance payable is the sum of (a) his annual rate of base salary immediately preceding his termination of employment, and (b) his target annual bonus for the fiscal year in which the termination occurs; provided, that if the qualifying termination occurs in connection with a Change in Control of the Company, the target bonus paid as part of the severance will be the target bonus approved for Mr. Fernando for the year in which the Change in Control occurs, or, if he is not employed by the Company in such year, or a bonus is not determined for such year, then the year immediately preceding the year in which the Change in Control occurs. In addition, Mr. Fernando would continue to receive payment for health care benefits for such period. Such severance benefit can be paid in a lump sum in the Change in Control context, subject to a payment delay required by applicable law. In addition, in the event of termination of his employment in connection with a Change in Control, to the extent not previously accelerated, all of Mr. Fernando’s unvested outstanding equity awards shall accelerate and vest upon the date of termination. Mr. Fernando is subject to non-solicitation and non-competition covenants during the terms of the employment agreement and for one year immediately following the termination of his employment.

Eric Smith

On August 15, 2018, the Company entered into an employment agreement with Mr. Smith. The initial employment period under the employment agreement was August 31, 2018 to August 31, 2020. Mr. Smith’s initial annual base salary at the time of execution is set forth in the employment agreement. His salary was subject to increase in accordance with the employment agreement. Mr. Smith was eligible to receive annually, or otherwise, an incentive compensation award opportunity, payable in cash, as determined by the Compensation Committee, and he was eligible for long term incentive equity compensation. The target annual cash incentive compensation opportunity was 50% of his base salary for the portion of the employment period falling within a given fiscal year, and performance goals are based on both Company performance metrics and personal performance metrics, if any, as established and approved by the Compensation Committee or the Board annually. The equity-based compensation, if any was awarded under the Plan, or any successor thereto, in the discretion of the Compensation Committee or the Board. Mr. Smith was entitled to severance benefits, paid by the Company or any successor, as follows. If the employment agreement was terminated without cause or for good reason, or if the employment agreement is not extended at the end of the then-current term, Mr. Smith was eligible to receive severance as described below, and continued health and welfare benefits for nine months following termination. If his employment was terminated in connection with a Change in Control of the Company (as defined in the employment agreement), his severance benefits and health and welfare benefits would be expanded to eighteen months. The severance is calculated based on the sum of (a) his annual rate of base salary immediately preceding his termination of employment, and (b) his target annual bonus for the fiscal year in which the termination occurs. Such severance benefit can be paid in a lump sum in the Change in Control context, subject to a payment delay required by applicable law. In addition, in the event of termination of his employment in connection with a Change in Control, to the extent not previously accelerated, all of Mr. Smith’s unvested outstanding equity awards would have accelerated and vested upon the date of termination. Mr. Smith is subject to non-solicitation and non-competition covenants during the terms of the employment agreement and for one (1) year immediately following the termination of his employment.

In March 2020, the Company eliminated the position of Chief Commercial Officer and terminated Mr. Smith’s employment without cause. The Company and Mr. Smith entered into a separation agreement on March 27, 2020, pursuant to which Mr. Smith’s employment was terminated effective March 31, 2020, and which provides Mr. Smith with the severance compensation due to him under his employment agreement. Additionally, under the separation agreement Mr. Smith is eligible to receive the short-term retention bonus awarded to him in November 2018 and which vested effective March 6, 2020. Pursuant to the terms of the separation agreement, Mr. Smith agrees to make himself available to the Company from time to time through September 1, 2020 to provide information in response to the Company’s reasonable requests and, in exchange, Mr. Smith’s outstanding equity awards will continue to vest in accordance with his awards agreements through September 1, 2020.

Todd M. Pope

On November 8, 2019, the Company and Mr. Pope entered into a separation agreement that: (1) provides him with the severance compensation due under his amended and restated employment agreement, dated March 6, 2018; (2) provides that if, in 2020, 2019 annual bonuses are paid to the executive officers of the Company, in the discretion of the Board of Directors, Mr. Pope will be eligible for a pro-rated 2019 annual bonus at the same time; (3) provides for Mr. Pope to enter into a consulting agreement with the Company to provide transition services until December 31, 2020, unless earlier terminated; (4) recites the understanding of the parties with respect to the continuation of the non-competition, non-solicitation, confidentiality and non-disparagement provisions of his employment agreement; (5) secures a general release of claims; and (6) extends the Change in

Control protections of his employment agreement through December 31, 2020. The Compensation Committee determined that no 2019 annual bonuses would be paid to any executive officer during 2019.

Pursuant to the separation agreement, the Company and Mr. Pope entered into a consulting agreement dated November 9, 2019, pursuant to which the Company secured transition services from him through December 31, 2020. The principal compensation under the consulting agreement is the commitment to continue his outstanding equity awards in full force and effect during the term of the consulting agreement, to extend the vesting term of stock options for one year after termination or expiration of the consulting agreement, and to accelerate the vesting of awards due to vest through July 2021 at the end of the consulting term as consideration for one-year non-competition, non-solicitation covenants at the end of the term of the consulting agreement.

Joseph P. Slattery

The Company and Mr. Slattery entered into a transition agreement, dated October 17, 2019, pursuant to which Mr. Slattery continued in his roles as Executive Vice President and Chief Financial Officer and continued to perform the duties of an executive officer of the Company, and pursuant to which his compensation and benefits continued, through December 31, 2019. Mr. Slattery’s outstanding equity awards continued in full force, subject to the rights and conditions of such awards under the Plan, including, without limitation, the change in control provisions of the Plan.

Pursuant to the transition agreement, the Company and Mr. Slattery entered into a consulting agreement, dated January 1, 2020. Under the consulting agreement, Mr. Slattery’s equity awards will continue to vest in accordance with his award agreements through July 31, 2020. If there is a change in control (as defined in the Plan) during the consulting term, his outstanding equity awards shall accelerate and vest on the closing of such transaction.

Brett Farabaugh

Brett Farabaugh joined the Company in the role of Interim Chief Financial Officer on January 2, 2020. Mr. Farabaugh will serve as Interim Chief Financial Officer until a permanent chief financial officer is hired with an annualized base salary of $300,000 and benefits offered to other executive officers. Mr. Farabaugh received a new hire grant of restricted stock units to acquire 30,000 shares of the Company’s Common Stock under the Plan, which will cliff vest in the first open trading window under the Company’s insider trading policy after June 29, 2020.

The Named Executive Officers get no compensation, other than accrued obligations, in other termination events, including voluntary termination by the executive or termination on death or disability of the executive. The following table calculates what the severance compensation would have been for the named executive officers if a qualifying termination had occurred at December 31, 2019 under the amended and restated employment agreements:

Named Executive Officer	Benefit	Termination without Cause ($)	Termination for Good Reason ($)	Change In Control (Single Trigger) ($) (1)	Change In Control (Double Trigger) ($)
Anthony Fernando	Severance (2)	770,000	770,000	—	1,540,000
	Equity Awards (3)	—	—	—	—
	Heath Care Benefits	20,075	20,075	—	40,150
	Total	790,075	790,075	—	1,580,150
Eric Smith (4)	Severance (2)	388,181	388,181	—	776,363
	Equity Awards (3)	—	—	—	—
	Health Care Benefits	15,056	15,056	—	30,113
	Total	403,237	403,237	—	806,476
Todd M. Pope	Severance (2)	866,642	—	—	1,733,284
	Equity Awards (3)	—	—	—	—
	Heath Care Benefits	20,075	—	—	40,150
	Total	886,717	—	—	1,773,434
Joseph P. Slattery (4)	Severance (2)	398,853	398,853		797,706
	Equity Awards (3)	—	—	—	—
	Health Care Benefits	15,056	15,056	—	30,113
	Total	413,909	413,909	—	827,819

(1)	No severance benefits or equity award acceleration occurs automatically on the event of a Change of Control.
(2)

Receipt of severance is contingent upon executing a release of claims. Severance is paid over a one-year period for Mr. Fernando and a nine-month period for Messrs. Slattery and Smith, if there is a qualifying termination without cause or termination with good reason outside of the Change in Control context, and for two years for Mr. Fernando and eighteen months for Messrs. Slattery and Smith if there is a qualifying termination without cause or for good reason in connection with a Change in Control. Severance payments paid in connection with a termination in connection with a Change in Control can be paid in a lump sum. Severance payments are subject to applicable law and will be paid by the Company or any successor. Mr. Pope is receiving his severance pay over one year starting in December 2019. Under his consulting agreement, if there is a Change in Control in 2020, he will receive his Change in Control severance benefits.

(3)

Consists of the difference between the fair market value of our Common Stock and the exercise price of the stock option for each in-the-money stock option grant and the fair market value of any RSUs for which vesting is accelerated. The closing price of the Company’s Common Stock on December 31, 2019 was $1.47 per share; therefore no value was added for stock options that were out-of-the-money as of such date.

(4)

As of the date of this proxy statement, Messrs. Slattery and Smith are no longer employed with the Company. However, because they each served as Named Executive Officers as of December 31, 2019, the table includes their severance compensation for each triggering event.

Equity Compensation Plans

The Plan is currently the Company’s only equity compensation plan under which it makes awards. The Plan was originally approved by the Board and adopted by the majority of our stockholders on November 13, 2007, and amended and restated and approved by the Board and approved by the majority of our stockholders on May 7, 2015 to increase the number of shares of Common Stock authorized under the Plan to 918,461 shares, and to make other changes. The Plan was amended on June 8, 2016 to increase in the number of shares reserved for issuance under the Plan to 1,456,923 shares, on May 25, 2017 to increase the number of shares reserved for issuance under the Plan to 1,995,384, on May 24, 2018 to increase the number of shares reserved for issuance under the Plan to 3,149,230, and on April 24, 2019 to increase the number of shares reserved for issuance under the Plan to 4,072,307, and to make other changes. The Plan is used for plan-based awards for officers, other employees, consultants, advisors and non-employee directors. The Company can issue stock options, stock appreciation rights, restricted stock units and other stock-based awards under the Plan.

In connection with a 2013 merger transaction, the Company assumed all of the options that were issued and outstanding immediately prior to the merger as issued by TransEnterix Surgical, a party to the merger, and adjusted based on the merger exchange ratio, which are now exercisable for approximately 86,633 shares of Common Stock. Such options were granted under the TransEnterix, Inc. 2006 Stock Plan (the “2006 Plan”) which was assumed by the Company in the merger. The 2006 Plan is maintained solely for the purpose of the stock options granted under such 2006 Plan that remain outstanding; no future awards are authorized to be made under the 2006 Plan.

Director Compensation

Director Compensation Arrangements

On May 24, 2018, the Board approved the current compensation arrangements for non-employee directors of the Company that were recommended by the Compensation Committee of the Board. The recommendation was based on an evaluation of the compensation paid to non-employee directors of a group of peer companies selected by the Compensation Committee based upon analysis and recommendations of Compensia, the compensation consultant retained by the Compensation Committee and represented compensation at the median for such companies. The following chart summarizes the non-employee director compensation program, which became effective on May 24, 2018:

Annual Retainer for each Non-employee Board Member (1)	Additional Retainer for Committee Chairs		Additional Retainer for Lead Director	Additional Retainer for Committee Members		Annual Equity Award (1)(2)(3)
$40,000	Audit	$20,000	$40,000	Audit	$9,000	50/50 stock options and Restricted Stock Units with a grant date value of approximately $90,000
	Compensation	$13,000		Compensation	$6,000
	N&CG	$10,000		N&CG	$5,000

(1)	Each non-employee director can elect to receive the annual cash compensation in stock. Each non-employee director can also elect not to receive the cash and/or stock compensation.
(2)

The vesting schedule is 25% of the stock option award quarterly on July 1, October 1, January 1 and April 1 of the year following the date of grant. For the restricted stock units, the units remain subject to forfeiture until the first anniversary of the date of grant or, if earlier, the date of the next annual meeting of stockholders.

(3)	Each annual award will be for no more than 7,923 shares of Common Stock (adjusted for the Reverse Stock Split).

In addition, when a new director joins the Board, he or she will receive an annual grant of 50% stock options and 50% restricted stock units with a grant date value of approximately $150,000, a vesting schedule of one-third of the award for the first three years after the date of grant for the stock options and three-year cliff vesting for the restricted stock units.

In April 2020, as part of the Company’s restructuring and cash conservation activities, the Board determined it was in the best interests of the stockholders for the Board to revise the non-employee director compensation program to consist of equity grants only, no cash fees, and a reduction in overall annual compensation. The

Board is working with the Compensation Committee’s independent compensation consultant and will finalize the non-employee director compensation before the Annual Meeting. Such decision also necessitates a need to revise the Plan to revise the annual maximum limitation on non-employee director compensation, as such revision is described under Proposal Two below. The Board intends that the limitation set forth in the Plan will apply to all annual compensation of the non-employee directors.

2019 Director Compensation

The following table lists the compensation paid during 2019 to the non-employee directors of the Company:

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Andrea Biffi	40,000	39,953	42,102	—	—	—	122,055
Jane H. Hsiao, Ph.D., MBA	40,000	39,953	42,102	—	—	—	122,055
William N. Kelley, M.D.	50,000	39,953	42,102	—	—	—	132,055
Aftab R. Kherani, M.D.	41,250	39,953	42,102	—	—	—	123,305
Paul A. LaViolette	0	80,364	84,672	—	—	—	165,036
David B. Milne	54,000	39,953	42,102	—	—	—	136,055
Richard C. Pfenniger, Jr.	60,000	39,953	42,102	—	—	—	142,055
William N. Starling	53,000	39,953	42,102	—	—	—	135,055

(1)	Based on the closing price of the Common Stock on the date of grant. Amounts reflect the Reverse Stock Split.
(2)

For all stock options in the table, the option values reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are described in Note 14 to the Company’s audited financial statements, included in the Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 16, 2020. Amounts reflect the Reverse Stock Split.

PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

PROPOSAL ONE – ELECTION OF DIRECTORS

The Board has nominated seven incumbent directors for re-election as directors to serve until our next annual meeting and until each director’s successor is duly elected and qualified. With his agreement, Dr. Kelley was not nominated to stand for re-election to the Board. He will continue to serve until the Annual Meeting. The Board thanks him for his service to the Company. Each director nominee has consented to being named as a director nominee in this proxy statement and to serving as a director, if elected. Please see pages 7 through 10 of this proxy statement under the heading “Directors” for information regarding the seven nominees for election as a director.

Nominees for election of directors

The persons named in the form of proxy will vote the shares represented by such proxy for the election of the seven nominees for director named below. If, at the time of the Annual Meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion. If elected, Paul A. LaViolette, Anthony Fernando, Andrea Biffi, Jane H. Hsiao, David B. Milne, Richard C. Pfenniger, Jr. and William N. Starling will each hold office for a term of one year, until their successors are duly elected or appointed or until their earlier death, resignation or removal.

Vote required and recommendation

The Board of Directors recommends a vote “For” the election of Messrs. LaViolette, Fernando, Biffi, Milne, Pfenniger and Starling and Dr. Hsiao to the Board. Directors are elected by a plurality of votes. Unless otherwise specified, the proxy will be voted “For” the election of the Board’s slate of nominees. Discretionary authority may be exercised by the proxy holders named in the proxy to vote for a substitute nominee proposed by the Board if any nominee becomes unavailable for election.

PROPOSAL TWO – AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN

The purpose of the TransEnterix, Inc. Amended and Restated Incentive Compensation Plan (the “Plan”) is to assist us in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to us and our subsidiaries and affiliates. We are proposing to further amend and restate the Plan as described in this proposal. The Plan is intended to enable those persons to acquire or increase an ownership interest in us in order to strengthen the mutuality of interests between them and our stockholders, and to provide those such persons with performance incentives to expend their maximum efforts in the creation of stockholder value.

Changes Proposed to be made to the Plan and Reasons for the Changes

The two changes to the Plan proposed for stockholder approval are (1) an increase in the number of shares available for existing and future awards under the Plan by 6,000,000 to a total of 10,072,307, and (2) a revision to the maximum annual compensation limitation for non-employee directors from a maximum number of shares to a maximum dollar value per year.

Increase in Authorized Shares

With respect to the increase in the number of shares, as of April 13, 2020, without the increase approved by the Board on April 13, 2020, 4,072,307 shares of Common Stock were authorized for issuance under the Plan, of which 1,360,645 shares remain available for future issuance. However, the Board and committee have not yet made equity awards for 2020 which makes the number of shares available under the Plan higher than it would be at this time during other years. With the 6,000,000 shares we are requesting to add to the Plan, the total number of shares subject to existing awards or available for future awards of 10,072,307 is approximately 19.4% of the 51,826,596 outstanding shares as of April 24, 2020.

In order to continue to provide the appropriate equity incentives to plan participants in the future, on April 17, 2020, the Board approved, subject to stockholder approval at this Annual Meeting, an amendment of the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan by 6,000,000 shares from 4,072,307 shares to 10,072,307 shares.

The Company desires to have sufficient shares available for incentive and compensation awards to be made under the Plan as it continues to pursue its market development activities for the Senhance System and grow its business following the 2019/2020 restructuring of the Company and implementation of a new strategic focus. In addition, the COVID-19 pandemic has had a material impact on the Company’s business particularly goals outlined for 2020, which impact is continuing as of the date of this proxy statement. We cannot predict whether we will be able to successfully implement our revised strategy and believe we need to have sufficient shares available under the Plan to make equity awards to retain and incentivize our existing employees and executives and recruit and retain new employees including a new Chief Financial Officer. We believe it is important for us to have sufficient availability to provide retentive equity awards to existing employees, particularly while we are trying to conserve cash, and believe it is prudent to maintain sufficient authorized shares to allow us to make new hire, promotion and annual equity awards to employees, advisors and consultants in the future. In addition, the Company provides equity awards to non-employee directors as compensation for serving as a director, and anticipates that it may recruit new directors in the future as it strives to add skills and qualifications to its Board. Further, the Board has agreed that compensation for Board service, beginning in the third quarter of 2020, will consist solely of equity compensation. The new 2020 non-employee director compensation is in the process of being determined but the committee anticipates the usage of shares under the Plan will increase. For these reasons, the Company is seeking approval to add an additional 6,000,000 shares to the Plan.

Change in Annual Maximum Non-Employee Director Compensation

With respect to the proposed change to the annual maximum limitation on non-employee director compensation, the Board is currently working with Radford, an independent compensation consultant retained by the committee, to evaluate changes to the Company’s non-employee director compensation. One change approved by the Board to date is a change to all-equity compensation. The change is made as part of the Company’s cash conservation and cash management activities, to allow the Company to focus its cash resources on operational activities. With this pending change to all equity-based compensation, the Company believes it is reasonable to establish the annual maximum limitation as a dollar value, rather than a fixed number of shares given the volatility in the Company’s stock price and the desire to provide reasonable, competitive compensation to existing and new non-employee directors. The maximum proposed is $250,000 per year, with the one-time ability for annual maximum compensation of $500,000 in the initial year of service. The current non-employee Board compensation provides compensation in the range of $120,000 to $150,000 per year, depending on the number of committees on which a non-employee director serves. In addition, our lead independent director receives additional compensation for such role, approximating $165,000 in annual fees.

We believe that the additional room provided by the maximum cap will allow us to determine compensation that fairly and reasonably compensates our non-employee directors, and the one-time $500,000 cap for the first year of service will assist us in recruiting new directors to the Board. The use of equity-only will also help conserve cash for the Company’s operations.

The current Plan contains a limitation based on a fixed number of shares, which number was impacted by the December 2019 Reverse Stock Split. We do not believe eliminating the cap is useful to the Company and its stockholders, but also believe we need to be able to fairly compensate our non-employee directors. We also believe the use of equity-only compensation further aligns the interests of our Board with our stockholders.

A copy of the proposed Amended and Restated Plan is attached as Annex A to this proxy statement. The following is a summary of the provisions of the Plan. You are encouraged to review the Plan for a full understanding of the Plan.

Description of the Plan

The following is a summary of the principal features of the Plan.

Shares Available for Awards; Annual Per-Person Limitations

Under the Plan, without the increase approved by the Board on April 13, 2020, 4,072,307 shares of Common Stock are reserved for issuance, of which 1,360,645 remain available for new issuances as of the date of this proxy statement. If the amendment to the Plan is approved at this Annual Meeting, the total number of shares of Common Stock reserved under the Plan would be increased by 6,000,000 shares to an aggregate of 10,072,307 shares. Any shares that are subject to awards of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares or other awards count against this limit as one share for every share granted.

If any shares subject to an award are forfeited, expire or otherwise terminate without issuance of shares, then the shares subject to such forfeiture, expiration or termination will again become available for awards under the Plan. Shares tendered in payment of any exercise price or withheld to satisfy any tax withholding obligation will not be available for re-grant; any cash tendered to pay any exercise price or to meet tax withholding obligations will not be used by the Company to purchase additional shares on the open market for use under the Plan. Awards issued in substitution for awards previously granted by a company acquired by us or one of our subsidiaries or affiliates, or with which we or one of our subsidiaries or affiliates combines, do not reduce the limit on grants of awards under the Plan.

While equity incentive awards are an important part of our compensation program, the Board and the Compensation Committee of the Board (referred to in this proposal as the “committee”) are mindful of their responsibility to our stockholders to exercise judgment in granting equity-based awards. We review a number of metrics to assess the cumulative impact of our equity compensation programs, including burn rate and overhang. Burn rate measures our usage of shares from our equity incentive plans as a percentage of our outstanding Common Stock. Overhang measures the potential dilution to which our existing stockholders are exposed due to outstanding equity awards.

The annual share usage for the last three fiscal years was as follows:

	FY 2017	FY 2018	FY 2019
Burn Rate (1)	7.10%	5.81%	5.15%
Overhang (2)	11.77%	14.45%	14.87%

(1)

Burn rate represents, for each fiscal year (i) the sum of stock options granted plus restricted stock and RSUs awards granted as multiplied by a multiplier based on stock price volatility divided by (ii) the basic weighted average common shares outstanding.

(2)

Overhang represents (i) total plan shares divided by (ii) the sum of total plan shares and common shares outstanding, where total plan shares equals the sum of the number of shares available for future grants under all existing plans, and the number of stock options and RSUs outstanding.

The current annual share limitation under the Plan for awards to non-employee directors is 7,692 shares on a post Reverse Stock Split basis. Under the current non-employee director compensation program, the dollar value of annual awards is capped at $90,000, in addition to the cash compensation that is paid. See “Director Compensation” above in this proxy statement. We believe the change to a dollar value maximum of $250,000 per year, doubled for the first year of service, provides us with sufficient cushion to determine reasonable non-employee director compensation for 2020 and beyond.

Administration

The committee administers the Plan. The committee, acting as the administrator of the Plan has, among other things, the discretionary authority to interpret the Plan, determine eligibility for and grant awards, determine the number of shares subject to any award made under the Plan, determine, modify or waive the terms and conditions of any award, prescribe forms, rules and procedures, and do all things necessary to carry out the purposes of the Plan, all subject to the provisions of and limitations in the Plan. All determinations of the committee made under the Plan will be conclusive and will bind all parties. The committee may, in its discretion, delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to the committee in the Plan.

Eligibility

The persons eligible to receive awards under the Plan are our non-employee directors, officers, other employees, consultants and other persons who provide services to us or any of our subsidiaries or affiliates. An employee on leave of absence may be considered as still in our employ for purposes of eligibility for participation in the Plan. As of the record date, approximately 253 non-employee directors, employees and current consultants were eligible to participate in the Plan.

The following table sets forth summary information as to outstanding awards granted under the Plan to the Named Executive Officers, non-employee directors and non-executive employees and consultants during 2019:

Name/Group	Number of Shares
Anthony Fernando, CEO and President	67,384
Eric Smith, Chief Commercial Officer	67,384
Todd M. Pope, former CEO and President	117,922
Joseph P. Slattery, former Chief Financial Officer and EVP	67,384
Non-Employee Directors as a group	34,297
Non-Executive Employees and Consultants as a group	461,888

Stock Options and Stock Appreciation Rights

The committee is authorized to grant stock options, including both incentive stock options, which we refer to as “ISOs,” which can result in potentially favorable tax treatment to the recipient, and non-qualified stock options, and stock appreciation rights entitling the recipient to receive the amount by which the fair market value of a share of the Common Stock on the date of exercise exceeds the grant price of the stock appreciation right. The exercise price per share subject to an option and the grant price of a stock appreciation right cannot be less than the fair market value on the date of grant. For purposes of the Plan, the term “fair market value” means the closing sales price per share of the Common Stock as reported on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. If the Common Stock is not listed on any such exchange or market, the committee will determine the fair market value. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment generally are fixed by the committee, except that no option or stock appreciation right may have a term exceeding ten years, and the minimum vesting schedule for stock options is six months. Methods of exercise and settlement and other terms of the stock appreciation right are determined by the committee. As determined by the committee and included in an award agreement, options may be exercised by payment of the exercise price in cash, shares of Common Stock underlying the award or owned shares having a fair market value equal to the exercise price, as the committee may determine from time to time.

Unless otherwise determined by the committee (in an award agreement or otherwise) or as otherwise directed in writing to the Company by a participant holding an option, each option outstanding on the trading day prior to the date the option would otherwise expire with an exercise price per share that is less than the fair market value per share of Common Stock as of such date will automatically and without further action by the participant or the Company be exercised on such date. Payment of the exercise price of any such option and related tax obligations will be “net settled” to the maximum extent permitted by applicable law. This automatic exercise feature does not apply to an option if the participant incurs a termination of employment on or before the date immediately prior to the end of the option’s term.

Restricted Stock and Restricted Stock Units

The committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which will be subject to any risks of forfeiture and other restrictions as the committee may impose. An eligible person granted restricted stock generally has all of the rights of a Company stockholder, unless otherwise determined by the committee. An award of restricted stock units confers upon the recipient the right to receive shares of Common Stock at the end of a specified restriction period and/or performance period, subject to any risks of forfeiture and other restrictions as the committee may impose. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The committee is authorized to grant dividend equivalents conferring on recipients the right to receive, on a deferred basis, an amount equal in value to dividends paid on a specific number of shares of Common Stock.

Other Stock-Based Awards

The committee is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. The committee determines the terms and conditions of those awards.

Performance Awards

The committee is authorized to grant performance awards to eligible persons on terms and conditions established by the committee. The performance goals to be achieved during any performance period, and the length of the performance period, are determined by the committee upon the grant of the performance award; provided that the minimum performance period is one year. Performance awards may be settled by delivery of cash, shares, or any combination, as determined by the committee.

For performance awards, the committee shall determine the financial or operational performance, stock-performance related or individually-based goals.

Impact of Certain Termination Events on Awards

Specific events that lead to termination of a participant’s employment with the Company or a subsidiary have been added to the Plan and have the following consequences on outstanding awards:

Termination Event	Stock Options *	Service-based Awards *	Performance-based Awards *
Voluntary termination	All vested options remain exercisable for 90 days or, if shorter, the term of the option; unvested options are forfeited	Outstanding awards are forfeited	Outstanding awards are forfeited

Death	Outstanding exercisable options are exercisable for one year after death	Awards that would have vested in one year accelerate and vest on termination of employment	Outstanding awards are forfeited

Disability	Outstanding exercisable options are exercisable for one year after termination of employment or, if shorter, the term of the option	Awards that would have vested in one year accelerate and vest on termination of employment	Awards with end of performance period within one year of termination of employment will continue to be subject to performance goals and be issued, if earned, at the end of the performance period

For Cause	Outstanding awards are forfeited	Outstanding awards are forfeited	Outstanding awards are forfeited

*

All of these acceleration events are subject to the requirement that, except for five percent (5%) of the shares available for award under the Equity Plan, the minimum vesting period is six months. If an employment agreement has different terms, the employment agreement will control.

No Repricing

The Plan explicitly prohibits any repricing of outstanding options without stockholder approval.

Clawbacks

The Company shall have the right to recoup or “claw back” any payment made with respect to an Award under the Plan to the extent necessary to comply with applicable federal securities laws.

Other Terms of Awards

Awards may be settled in the form of cash or shares, other awards or a combination in the discretion of the committee. Net settlement for the payment of tax obligations or the exercise price, if applicable, is authorized to the extent allowable by law. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the committee may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3. Unless otherwise provided by the committee in an award agreement, the vesting schedule or forfeiture period for awards shall be at least six months from the date of grant.

Impact of a Change in Control

In the case of a Change in Control:

•	Awards Not Assumed or Substituted by the Surviving Entity. Upon the occurrence of a change in control, and except with respect to any awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the committee or the Board, any outstanding awards shall be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the committee: (i) the continuation of the outstanding awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for the outstanding awards by the surviving entity or its parent or subsidiary, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such awards (which value, in the case of options or stock appreciation rights, shall be measured by the amount, if any, by which the fair market value of a Share exceeds the exercise or grant price of the option or stock appreciation right as of the effective date of the transaction).

•

Awards Assumed or Substituted by Surviving Entity. With respect to awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a change in control, if within two years after the effective date of the change in control, a participant’s employment is terminated without cause or the participant terminates his or her employment for good reason in connection with a change in control, if applicable to the participant, then (i) all of that participant’s outstanding awards shall become fully vested and exercisable, (ii) all time-based vesting restrictions on the participant’s outstanding awards shall lapse, and (iii) the payout opportunities attainable under all of such participant’s outstanding performance awards shall be deemed to have been earned as of the date of such employment termination at the target level, and subject to applicable law, there shall be a pro rata payout to the participant or his or her beneficiary within 30 days following the date of the employment termination based upon the length of time within the performance period that has elapsed prior to the date of the employment termination.

If more specific terms are set forth in any separate plan document or agreement between the Company and any participant, such separate plan or agreement shall govern the treatment of Awards. The committee has approved acceleration of vesting or lapse of forfeiture restrictions for the Named Executive Officers on a “double-trigger” basis under their employment agreements, as described on pages 25 to 28 of this proxy statement.

Amendment and Termination

The Board or the committee may amend, alter, suspend, discontinue or terminate the Plan, or the committee’s authority to grant awards under the Plan, or any award agreement, without the consent of stockholders or participants, except that any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by applicable law (including applicable stock exchange requirements). In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would: (i) materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to a recapitalization or other event affecting all shares equally; (ii) reduce the minimum exercise price for options granted under the Plan; (iii) reprice any outstanding awards, other than in connection with a change in the Company’s capitalization; or (vi) change the class of persons eligible to receive awards under the Plan.

Notwithstanding the foregoing, neither the Board nor the committee can materially and adversely affect the rights of a participant without the consent of the affected participant. No amendment, suspension or termination of the Plan shall impair the rights of any participant under an outstanding sward, unless agreed to in a writing signed by the participant and the Company. The committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any award except as otherwise provided in the Plan.

Material U.S. Federal Income Tax Consequences of Awards

The following is a summary of material U.S. federal income tax considerations relating to the Plan. The summary is based on U.S. federal income tax laws and regulations presently in effect, which are subject to change, possibly retroactively. Tax laws are complex and may vary depending on individual circumstances and from locality to locality. This discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Plan and does not address state, local or foreign tax consequences. All participants in the Plan are urged to consult their own tax advisors regarding the U.S. federal, state, local, and foreign income and other tax consequences of participating in the Plan based on the participant’s personal circumstances.

Nonqualified Stock Options. Under the Code, the grant of a nonqualified stock option is generally not taxable to the optionee. On exercise of a nonqualified stock option granted under the Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value of the shares acquired over the exercise price. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s holding period for those shares will begin on that date. Upon an optionee’s sale of shares acquired pursuant to the exercise of a nonqualified stock option, any difference between the sale price and the fair market value of the shares on the date when the stock option was exercised will be treated as long-term or short-term capital gain or loss.

If an optionee pays for shares of stock on exercise of an option by delivering shares of Common Stock, the optionee will not recognize gain or loss on the shares delivered, even if the fair market value of such shares differs from the optionee’s tax basis in such shares. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. The tax basis of the shares received upon exercise will be the tax basis of the shares delivered as payment, share for share, to the extent the number of shares received equals the number of shares delivered as payment. In addition, the holding period of the shares received will include the holding period of the shares delivered as payment. The optionee’s tax basis and holding period for any shares received in excess of the number of shares delivered by the optionee will be the same as if the optionee had exercised the option solely in exchange for cash.

Upon an optionee’s exercise of a nonqualified stock option, the Company or the applicable subsidiary will generally be entitled to a deduction for U.S. federal income tax purposes at such time and in the same amount recognized as ordinary income to the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those Sections, and provided that the Company effects withholding with respect to the deemed compensation.

Incentive Stock Options. The Plan provides for the grant of stock options that qualify as incentive stock options (“ISOs”) as defined in section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share of stock received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share of stock acquired on exercise of an ISO before the end of the Required Holding Period, (a “Disqualifying Disposition”) the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised (or, if less, the amount realized on such Disqualifying Disposition) over the exercise price. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, the excess gain recognized will be short-term or long-term capital gain, depending upon the length of time the shares have been held after the date of exercise.

If an optionee exercises an ISO by delivering shares of stock acquired by an earlier exercise of an ISO, and the previously acquired shares have not been held for the Required Holding Period, the optionee will recognize ordinary income on the Disqualifying Disposition.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year.

The Company is not entitled to take a deduction for U.S. federal income tax purposes with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, the Company is entitled to a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that Section, and provided that the Company effects withholding with respect to the deemed compensation.

Stock Appreciation Rights. The Company may grant stock appreciation rights (“SARs”) separate from any other award or in tandem with options under the Plan. Generally, the recipient of an SAR will not recognize any taxable income at the time the SAR is granted. When the SAR is exercised, the recipient receives the appreciation inherent in the SARs in cash and such cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock. The Company will be entitled to a deduction for U.S. federal income tax purposes in an amount equal to the amount recognized by the recipient as ordinary income, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those Sections, and provided that the Company effects withholding with respect to the deemed compensation.

SARs may be issued in tandem with a stock option. Under this type of arrangement, the exercise of a SAR will result in the cancellation of an option, and the exercise of an option will result in a cancellation of a SAR. If the recipient of a tandem SAR elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option, as previously discussed above. As a result, the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

Restricted Stock. Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received under the Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file a “section 83(b) election” with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income at the time the shares are awarded in an amount equal to their fair market value at that time, notwithstanding that such share are not vested and may be subsequently forfeited. If a recipient makes such an election, the recipient will not recognize any additional taxable income at the time the shares become vested, but if the shares are later forfeited, the recipient will not be allowed a tax deduction for the forfeited shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Plan, the difference between the sales price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

The Company will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income taxable to the recipient, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in that Section, and provided that the Company effects withholding with respect to the deemed compensation.

Restricted Stock Units. A participant normally will not realize taxable income upon the award of RSUs. A participant will be subject to tax on the earlier of the year in which the participant receives the underlying shares of Common Stock or the year in which the award is no longer subject to a substantial risk of forfeiture. In that year, the participant will recognize income equal to the fair market value of the shares of the Company’s Common Stock received, or no longer subject to a substantial risk of forfeiture, and the Company will be entitled to a deduction in the same amount, provided that such amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Performance-based Awards. A participant who has been granted a performance-based award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction for U.S. federal income tax purposes at that time. When an award is paid, whether in cash or shares of Common Stock, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, provided that such amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount. The participant’s tax basis in any shares acquired pursuant to a performance-based award is the amount recognized by him or her as income attributable to such shares. Upon a subsequent disposition of the shares, the participant will generally realize a capital gain or loss, as applicable.

Other Stock Awards. The U.S. federal income tax consequences of any other stock awards will depend upon the specific facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards.

Dividend Equivalents. Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received. The company generally will be entitled to a deduction for U.S. federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, subject to the possible limitations on deductibility under Section 280G of the Code for compensation paid to executives designated in those Sections, and provided that the Company effects withholding with respect to the deemed compensation.

Tax Withholding. Ordinary income recognized in connection with the receipt or exercise of an award under the Equity Plan is subject to income and employment tax wage withholding, unless the participant is not an employee of the Company, or any subsidiary or affiliate. The Company, or any subsidiary or affiliate, may deduct from all payments made under the Equity Plan, an amount (which may include shares of Common Stock) to satisfy any federal, state, local or foreign withholding obligations with respect to any award.

Section 409A. Section 409A of the Code governs the taxation of deferred compensation. Awards received under the Plan are intended to be exempt from the requirements of Section 409A where possible. However, there can be no assurance that awards designed to be exempt from Section 409A will in fact be exempt. An award that is subject to Section 409A and fails to satisfy its requirements will subject the holder of the award to immediate taxation, an interest penalty and an additional 20% tax on the amount underlying the award.

Section 280G. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions on stock awards in connection with a change in control could be deemed an “excess parachute payment” for purposes of the parachute tax provisions of Section 280G of the Code. In that event, the grantee could be subject to a 20% excise tax and the Company or applicable subsidiary could be denied a tax deduction with respect to a portion of the grants.

Vote required and recommendation

Proposal Two requires the affirmative vote of a majority of the shares present at the Annual Meeting or by proxy and entitled to vote.

The Board of Directors recommends that stockholders vote “For” the proposal to amend and restate the Plan. Unless otherwise specified, the proxy will be voted “For” approval of Proposal Two.

PROPOSAL THREE – ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY ON PAY)

In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) was enacted. Under the Dodd-Frank Act, the Company is providing the stockholders a vote to approve, on an advisory (nonbinding) basis, the compensation paid to our Named Executive Officers in 2019 as disclosed in this proxy statement in accordance with the SEC’s rules.

This proposal, commonly known as a “say-on-pay” proposal, gives the stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific element of our executive compensation programs, but rather to address our overall approach to the compensation of our Named Executive Officers as described in this proxy statement. The Board is asking the stockholders to indicate their support for our executive compensation program, as described in this proxy statement, by voting “For” the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Named Executive Officers for 2019, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other compensation tables and disclosure.

Advisory Nature of the Vote

Because this vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board. However, the Compensation Committee and the Board value the opinions of the stockholders and, to the extent there is any significant vote against the Company’s compensation practices for the Named Executive Officers as disclosed in this proxy statement, the Board will consider this stockholders’ vote and the Compensation Committee will evaluate whether any actions are necessary to address the stockholders’ concerns when considering future executive compensation arrangements.

Vote required and recommendation

Proposal Three requires the affirmative vote of a majority of the shares present at the Annual Meeting or by proxy and entitled to vote.

The Board of Directors recommends that stockholders vote “For” the proposal on an advisory basis. Unless otherwise specified, the proxy will be voted “For” approval of Proposal Three.

PROPOSAL FOUR – RATIFICATION OF INDEPENDENT ACCOUNTING FIRM

Independent Registered Public Accounting Firm

On April 10, 2020, the Board unanimously approved the Audit Committee’s recommendation to appoint BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, and directed that the selection of BDO be submitted to the stockholders for ratification at the Annual Meeting. Although the Company is not required to submit the selection of independent registered public accountants for stockholder approval, if the stockholders do not ratify this selection, the Board may reconsider its selection of BDO. The Board considers BDO to be well qualified to serve as the independent auditors for the Company; however, even if the selection is ratified, the Board may direct the appointment of a different independent registered public accounting firm at any time during the current or subsequent fiscal year if the Audit Committee and Board determine that the change would be in the Company’s best interests.

Audit Fees

BDO has served as the independent registered public accounting firm of the Company since 2013. The following table sets forth the fees billed to the Company by BDO for audits of the Company’s consolidated annual financial statements and other services for the years ended December 31, 2019 and 2018.

	2019	2018
Audit Fees	$516,645	$496,023
Audit Related Fees	$—	$—
Tax Fees	$—	—
All Other Fees	$—	—

Total Fees	$516,645	$496,023

Audit Fees. This category includes fees billed by BDO in 2019 and 2018 for professional services for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category includes fees billed in the fiscal years shown for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the category “Audit Fees.”

Tax Fees. This category includes fees billed in the fiscal years shown for professional services for tax compliance, tax advice, and tax planning.

All Other Fees. This category includes fees billed in the fiscal years shown for products and services provided by the principal accountant that are not reported in any other category.

Pre-Approval Policies and Procedures

Our Audit Committee has a policy in place that requires its review and pre-approval of all audit and permissible non-audit services provided by our independent auditors. The services requiring pre-approval by the audit committee may include audit services, audit-related services, tax services and other services. The pre-approval requirement is waived with respect to the provision of non-audit services if (i) the aggregate amount of all such non-audit services provided to us constitutes not more than 5% of the total amount of revenues paid by us to our independent auditors during the fiscal year in which such non-audit services were provided, (ii) such services were not recognized at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Audit Committee or by one or more of its members to whom authority to grant such approvals has been delegated by the Audit Committee. All audit-related services, tax services and all other services provided by BDO are pre-approved by the Audit Committee. The Audit Committee has considered and determined that the provision of all non-audit services set forth in the table above is compatible with maintaining BDO’s independence.

Attendance at Annual Meeting

Representatives of BDO intend to be present at the Annual Meeting and will be available to respond to questions.

Vote required and recommendation

The ratification of the appointment of BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 requires the affirmative vote of a majority of the votes cast by the holders of Common Stock entitled to vote.

The Board of Directors recommends that stockholders vote “For” the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. Unless otherwise specified, the proxy will be voted “For” approval of Proposal Four.

ANNUAL REPORT TO STOCKHOLDERS

Included with this proxy statement is the Company’s 2019 Annual Report to Stockholders.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Only one proxy statement and annual report is being delivered to stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. Upon the written or oral request of a stockholder, we will deliver promptly a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy was delivered. Stockholders desiring to receive a separate copy now or in the future may contact us through at our corporate offices at 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560 or by telephone, (919) 765-8400. In addition, stockholders sharing an address can request delivery of a single copy of annual reports or proxy statements if they are receiving multiple copies upon written or oral request to us at the address and telephone number stated above.

STOCKHOLDER PROPOSALS

For any proposal that is otherwise permitted at this Annual Meeting, but was not submitted to the Company a reasonable time before we begin to print and mail our proxy materials, the persons named as proxy in the proxy card will be allowed to use his discretionary voting authority pursuant to Exchange Act Rule 14a-4(c)(1).

Stockholder proposals intended to be included in our proxy statement and proxy for our 2021 annual meeting of stockholders pursuant to the provisions of Exchange Act Rule 14a-8 must be received by us at our executive offices by December 28, 2020, unless the date of the Company’s 2021 annual meeting of stockholders is changed by more than 30 days from June 8, 2021 (the one-year anniversary date of the 2020 Annual Meeting), in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials.. Stockholder proposals should be directed to our Corporate Secretary, 635 Davis Drive, Suite 300, Morrisville, North Carolina 27560.

Under our bylaws, only such business shall be conducted as shall have been brought before the meeting as specified in the meeting notice, by or at the direction of the Board or by any stockholder who is a stockholder of record at the time of giving of the meeting notice, who is entitled to vote at such meeting and who complies with the notice procedures set forth in Section 2.05 of our bylaws. Pursuant to such notice procedures, a stockholder notice of a matter to be considered for the 2021 annual meeting, including a nomination of a director candidate, must be received by the Company no earlier than December 28, 2020, and no later than January 27, 2021 to be considered timely for the 2021 annual meeting of stockholders.

OTHER MATTERS

Management and the Board know of no matters to be brought before the Annual Meeting other than as set forth in this proxy statement. However, if any such other matters properly are presented to the stockholders for action at the Annual Meeting and at any adjournment or postponement, it is the intention of the proxy holder named in the proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

By Order of the Board of Directors,

Joshua B. Weingard
Corporate Secretary

ANNEX A

TRANSENTERIX, INC.

AMENDED AND RESTATED

INCENTIVE COMPENSATION PLAN

Amended and Restated as of:

TRANSENTERIX, INC.

AMENDED AND RESTATED

INCENTIVE COMPENSATION PLAN

TRANSENTERIX, INC.

AMENDED AND RESTATED

INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this Amended and Restated Incentive Compensation Plan, as amended from time to time (the “Plan”), is to assist TransEnterix, Inc., a Delaware corporation (the “Company”) and its Subsidiaries (as hereinafter defined) to attract, motivate, retain and reward high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Subsidiaries by enabling such persons to acquire or increase an ownership interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Affiliate” means any entity that is, directly or indirectly, controlled by, under common control with or controlling the Company or any entity in which the Company has a significant ownership interest as determined by the Committee.

(b) “Automatic Exercise Date” shall mean, with respect to an Option, the last business day of the applicable term that was established by the Committee for such Option (e.g., the last business day prior to the tenth anniversary of the date of grant of such Option if the Option initially had a ten-year term); provided that with respect to an Option that has been amended pursuant to this Plan so as to alter the term, “Automatic Exercise Date” shall mean the last business day of the term that was established by the Committee for such Option as amended.

(c) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(d) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(e) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(f) “Beneficial Owner” and “Beneficial Ownership” have the meanings ascribed to such terms in Rule 13d-3 promulgated under the Exchange Act and any successor to such Rule.

(g) “Board” means the Company’s Board of Directors.

(h) “Cause” with respect to any Participant, has the meaning specified in an employment or other agreement with, for the performance of services to, the Company or a Subsidiary. In the absence of any such agreement, “Cause” means (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Subsidiary, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Subsidiary, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Subsidiary, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Subsidiary, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Subsidiary. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(i) “Change in Control” has the meaning set forth in Section 9(c).

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(k) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, then the Board shall serve as the Committee. The Committee shall consist of at least two directors, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) promulgated under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” that meets any applicable requirements of the Code, and (iii) Independent.

(l) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(m) “Consultant” means any person (other than an Employee or a Director) who is engaged by the Company or any Subsidiary to render consulting or advisory services to the Company or such Subsidiary.

(n) “Continuous Service” means the uninterrupted provision of services to the Company or any Subsidiary in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Subsidiaries, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Subsidiary in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(o) “Director” means a member of the Board.

(p) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(q) “Dividend Equivalent” means a dividend payable on a hypothetical Share of Common Stock.

(r) “Effective Date” means May 7, 2015, which was the date of the Company’s 2015 Annual Meeting on which this Plan was initially approved by stockholders of the Company.

(s) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

(t) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Subsidiary.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules promulgated thereunder and successor provisions and rules thereto.

(v) “Fair Market Value” means, as of any given date, the closing sale price per share of the Common Stock reported on a consolidated basis on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. If the Common Stock is not so listed on an exchange or market, Fair Market Value will be determined by the Committee, or under procedures established by the Committee.

(w) “Good Reason” has the meaning of “good reason” or “for good reason” as set forth in any employment agreement between the Participant and the Company or a Subsidiary.

(x) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(y) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of NYSE American or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of NYSE American.

(z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares at a specified price during specified time periods.

(aa) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(bb) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(f) hereof.

(cc) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(dd) “Performance Award” means any Award of Options, Restricted Stock, Restricted Stock Units or Other Stock Awards with Performance Goals granted pursuant to Section 6(g).

(ee) “Performance Goals” means financial or operating, stock performance-related or individually-based goals established for an Award by the Committee, or, pursuant to delegated authority, by a delegate.

(ff) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Performance Award are to be measured.

(gg) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and includes a “group” as defined in Section 13(d) thereof.

(hh) “Repriced” means (i) any transaction performed with the intent or effect of (A) reducing the exercise price of any outstanding Option, (B) cancelling or exchanging outstanding Options in exchange for cash, other Awards or replacement Options, including through a tender offer process, with exercise prices that are less than the exercise price of the cancelled or exchanged Options, or (C) any similar share exchange transaction involving outstanding Awards; or (ii) any transaction defined as repricing under the NYSE American rules for listed companies.

(ii) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(jj) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(kk) “Restricted Stock Units” or “RSUs” mean a unit or other right to receive one Share per unit, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified restriction or forfeiture period.

(ll) “Restricted Stock Unit Award” means an Award of RSUs granted to a Participant under Section 6(e) hereof.

(mm) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(nn) “Shares” means the shares of Common Stock, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(oo) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(pp) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(qq) “Termination of Employment” means, with respect to any Employee, the Employee’s ceasing to be an Employee; provided, however, that for Incentive Stock Option purposes, Termination of Employment will occur when the Participant ceases to be an employee (as determined in accordance with Code Section 3401(c) and the regulations promulgated thereunder) of the Company or one of its Subsidiaries; and provided further that for any Award subject to Section 409A, Termination of Employment means a separation from service within the meaning of Section 409A. The Committee shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Employment.

3. Administration of the Plan. The Plan shall be administered by the Committee, except to the extent the Board elects to administer the Plan, in which case the Plan shall be administered by only those directors who are Independent Directors, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. Except to the extent prohibited by applicable law (including applicable stock exchange rules), the Committee may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in the Plan. Such delegation may be revoked at any time.

(a) Powers of the Committee. Subject to the other provisions of the Plan, the Committee shall have the authority, in its discretion, to:

(i) select the Eligible Persons to whom Awards are to be granted hereunder;

(ii) determine the number of Shares to be covered by each Award granted hereunder;

(iii) determine the type of Award to be granted to the selected Eligible Persons;

(iv) approve forms of Award Agreements for use under the Plan;

(v) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(vi) correct administrative errors;

(vii) construe and interpret the terms of the Plan and Awards granted under the Plan;

(viii) adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of applicable laws and procedures;

(ix) prescribe, amend and rescind rules and regulations relating to the Plan;

(x) modify or amend each Award, including, but not limited to, the acceleration of vesting or exercisability; provided, however, that any such amendment is subject to Section 10(e);

(xi) allow Participants to satisfy withholding tax amounts by electing (in such form and under such conditions as the Committee may provide) to have the Company withhold from the Shares to be issued upon exercise of an Option or vesting or lapse of forfeiture of a Restricted Stock Award, RSU Award, Performance Award or Other Stock Award that number of Shares having a Fair Market Value equal to the maximum that can be withheld in the applicable jurisdiction;

(xii) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee;

(xiii) determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting a Termination of Employment for purposes of the Plan, subject to the applicable requirements of Code Section 409A; and

(xiv) make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(b) Effect of Committee’s Decisions. All decisions, determinations and interpretations by the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Committee shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other Employee of the Company and such attorneys, consultants and accountants as it may select.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Shares Subject to Plan.

(a) Aggregate Limits. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 10,072,307. Any Shares subject to Awards that are cancelled, expire or are forfeited without the issuance of any Shares shall be available for re-grant under the Plan. Notwithstanding anything to the contrary contained herein, Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered or withheld in payment of the Option exercise price, or (ii) Shares delivered to or withheld by the Company to satisfy any tax withholding obligation authorized by the Committee. Shares issued in payment of any Award may either be authorized and unissued Shares or treasury Shares. Any cash tendered to pay any exercise price or to meet tax withholding obligations will not be used by the Company to purchase additional Shares on the open market for use under this Plan. Notwithstanding anything in this Section 4 to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be issued under the Plan as a result of the exercise of the Incentive Stock Options shall be 10,072,307 Shares.

(b) Award Vesting Limitations. Notwithstanding anything to the contrary in this Plan, but subject to Section 9 of the Plan, Awards granted under the Plan shall vest no earlier than the six-month anniversary of the applicable date of grant; provided, however, that notwithstanding the foregoing, but subject to Section 9(b), Awards that result in the issuance of up to five percent (5%) of the Shares available pursuant to Section 4(a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

5. Limitation on Awards to Non-Employee Directors. Awards granted under the Plan during any calendar year to any non-employee Director shall not exceed $250,000 in value, except that in connection with his or her initial appointment to the Board, such non-employee Director may be granted an Award or Awards with a value of up to $500,000.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. The exercise price per Share purchasable under an Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

(ii) Vesting Period, Performance Goals and Time and Method of Exercise. Options granted under the Plan shall vest and be exercisable at such time, subject to achievement of designated Performance Goals, if any, and/or in such installments during the period prior to the expiration of the Option’s term as determined by the Committee and set forth in the Award Agreement. The minimum vesting schedule for Options shall be six months after the date of grant. The Committee shall determine the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Subsidiary, and the methods by or forms in which Shares will be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(1) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years after the date of grant; and

(2) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(iv) No Option Repricings. Other than in connection with a change in the Company’s capitalization (as described in Section 10(c)), the exercise price of an Option may not be Repriced without stockholder approval.

(v) Expiration of Option Term: Automatic Exercise of In-The-Money Options. Unless otherwise determined by the Committee (in an Award Agreement or otherwise) or as otherwise directed in writing to the Company by a Participant holding an Option, each Option outstanding on the Automatic Exercise Date with an exercise price per share that is less than the Fair Market Value per share of Common Stock as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. Payment of the exercise price of any such Option and related tax obligations shall be “net settled” to the maximum extent permitted by applicable law. Unless otherwise determined by the Committee, this Section 6(b)(v) shall not apply to an Option if the Participant incurs a Termination of Employment on or before the Automatic Exercise Date.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) for Tandem Stock Appreciation Rights, the exercise price per share of the related Option and for Freestanding Stock Appreciation Rights, the Fair Market Value per share on the date of grant.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of Performance Goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan, covering a period of time specified by the Committee (the “Restriction Period”). The minimum Restriction Period is six months after the date of grant. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the Restriction Period, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends. Dividends that are declared and paid on the outstanding shares of Common Stock during any period for which forfeiture restrictions apply to a Restricted Stock Award shall not be paid at the time dividends are paid to stockholders, but shall be accrued, without interest, and paid out when such forfeiture restrictions lapse; provided, that any accrued dividends are forfeited to the extent the underlying Shares under the Award are forfeited.

(e) Restricted Stock Unit Award. The terms and conditions of a grant of a RSU Award shall be reflected in an Award Agreement. RSUs shall be earned, and forfeiture restrictions shall lapse, at such time, in such installments, and/or subject to such Performance Goal(s) and with such Performance Period as determined by the Committee or, if applicable, a delegate of the Committee. No Shares shall be issued at the time a RSU Award is granted, and the Company will not be required to set aside a fund for the payment of any such RSU Award. A Participant shall have no voting or dividend rights with respect to any RSUs granted hereunder until the Shares, if any, underlying the RSU Award are earned and issued.

(i) Restrictions. A RSU Award shall be subject to (A) forfeiture until the expiration of the Restricted Period by the Committee, and/or satisfaction of any applicable Performance Goals as established under Section 6(g) during a designated Performance Period, to the extent provided in the applicable Award Agreement, and to the extent such RSUs are forfeited, all rights of the Participant to such RSUs shall terminate without further obligation on the part of the Company, and (B) such other terms and conditions as may be set forth in the applicable Award Agreement. The minimum Restriction Period or Performance Period for RSU Awards shall be six months after the date of grant.

(ii) Settlement of Restricted Stock Units. Upon the expiration of the Restriction Period, and/or satisfaction of the applicable Performance Goals for the Performance Period, the Company shall deliver to the Participant, or his or her Beneficiary, without charge, one Share for each such outstanding RSU for which forfeiture restrictions have lapsed, or which has been earned; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Shares in lieu of delivering only Shares for such RSUs. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Restriction Period lapsed, or, if applicable, the date on which the Committee or, if applicable, a delegate of the Committee, determines that the applicable Performance Goals have been met.

(iii) Dividend Equivalents. Unless set forth in an Award Agreement, no Dividend Equivalents will be paid on any RSU Award. Dividend Equivalents, if added in an Award Agreement, shall only be paid to the extent the RSU Award is earned and paid.

(f) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards.

(g) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, other Awards or a combination, on terms and conditions established by the Committee, if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, the minimum Performance Period shall be one year. Except as provided in Section 9, Performance Awards will be distributed only after the end of the relevant Performance Period.

The Committee will establish, in writing, the Performance Goals and the Performance Period for each applicable Performance Award; provided, however, that where the determination of the Performance Goals and Performance Period for any Award for which the Committee has delegated authority under Section 3, the authority to establish Performance Goals and a Performance Period is also delegated. Such Performance Goals may vary by Participant and by Award. The Committee, in its discretion, may adjust or modify the calculation of Performance Goals to prevent dilution or enlargement of the rights of Participants. The amount of the Performance Award earned shall be conclusively determined by the Committee or, if applicable, its delegate. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period.

7. Certain Provisions Applicable to Awards.

(a) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(b) Form and Timing of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares or other Awards.

(c) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(d) Code Section 409A. Shares shall not be issued pursuant to the exercise of an Award unless the issuance and delivery of such Shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Without limiting the foregoing, the Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Committee shall make a good faith effort to interpret and administer the Plan in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. For purposes of Section 409A of the Code, each installment payment provided under this Plan shall be treated as a separate payment. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, (a) amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier), and (b) amounts payable upon the termination of a Participant’s Continuous Service shall only be payable if such termination constitutes a “separation from service” within the meaning of Section 409A of the Code. Notwithstanding the foregoing, neither the Company, any Subsidiary nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

(e) Clawbacks. The Company shall have the right to recoup or “claw back” any payment made with respect to an Award under the Plan to the extent necessary to comply with applicable federal securities laws or the provisions of any applicable clawback policy of the Company.

8. Impact of Termination of Employment Events. The following Termination of Employment events shall have the following consequences for outstanding Awards; provided, however, the limitation set forth in Section 4(b) shall apply.

(a) General Rule. Except as otherwise set forth in this Section 8, upon a Termination of Employment, unless an employment or other agreement with the Participant provides for different consequences:

(i) Options. All outstanding vested and exercisable Options granted to such Participant shall remain exercisable for 90 days after Termination of Employment; provided, that the Option will expire at the expiration of the stated term if earlier.

(ii) Other Awards. All outstanding and unvested Awards other than Options shall be forfeited.

(b) For Cause. In the event of a Termination of Employment for Cause, all outstanding Awards, whether vested or not, shall be forfeited.

(c) Disability of a Participant.

(i) Options. Upon a Participant’s Termination of Employment as a result of the Participant’s Disability, all outstanding vested and exercisable Options granted to such Participant shall remain exercisable for one year after Termination of Employment as a result of a Disability; provided, that the Option will expire at the expiration of the stated term if earlier.

(ii) Other Awards. If a Participant’s Termination of Employment is due to the Participant’s Disability:

(1) all outstanding and unvested Awards not described in subsection (c)(ii)(2) that would have vested prior to the first anniversary of the date of Termination of Employment will accelerate, all forfeiture restrictions will lapse, and the Shares will be issued within thirty (30) days after the date of Termination of Employment; and

(2) all outstanding Awards that are conditioned upon achievement of one or more Performance Goals and granted to such Participant with a Performance Period ending prior to the first anniversary of the Date of Termination shall continue to be subject to the applicable Performance Goals and paid out, if earned and vested, after the end of the Performance Period when it is determined whether the Award is earned, but in no event later than March 15 in the year following the end of the Performance Period.

(d) Death of Participant.

(i) Options. Upon a Participant’s Termination of Employment as a result of the Participant’s death, all outstanding vested and exercisable Options granted to such Participant shall remain exercisable for one year after Termination of Employment as a result of a death; provided, that the Option will expire at the expiration of the stated term if earlier. If an Option is held by the Participant when he or she dies, the Option may be exercised by the Beneficiary designated by the Participant, the executor or administrator of the Participant’s estate or, if none, by the person(s) entitled to exercise the Option under the Participant’s will or the laws of descent or distribution.

(ii) Other Awards.

(1) all outstanding and unvested Awards not described in subsection (d)(ii)(2) that would have vested prior to the first anniversary of the date of Termination of Employment will accelerate, all forfeiture restrictions will lapse, and the Shares will be issued within thirty (30) days after the date of Termination of Employment; and

(2) all outstanding Awards that are conditioned upon achievement of one or more Performance Goals and granted to such Participant with a Performance Period ending prior to the first anniversary of the Date of Termination shall continue to be subject to the applicable Performance Goals and paid out, if earned and vested, after the end of the Performance Period when it is determined whether the Award is earned, but in no event later than March 15 in the year following the end of the Performance Period.

9. Dissolution or Liquidation; Change in Control.

(a) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, other than a dissolution or liquidation that is defined as a Change of Control, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for an Option to be fully vested and exercisable until ten days prior to such transaction. In addition, the Committee may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

(b) Change in Control. The provisions of this Section 9(b) shall apply in the case of a Change in Control. If more specific terms are set forth in any separate plan document or agreement between the Company and any Participant, such separate plan or agreement shall govern the treatment of Awards.

(i) Awards Not Assumed or Substituted by the Surviving Entity. Upon the occurrence of a Change in Control, and except with respect to any Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board, any outstanding Awards shall be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). The Committee shall give written notice of any proposed transaction referred to in this Section 9(b)(i) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his or her exercise of any Awards upon the consummation of the transaction. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be non-statutory Options.

(ii) Awards Assumed or Substituted by Surviving Entity. With respect to Awards assumed by the surviving entity or otherwise equitably converted or substituted in connection with a Change in Control, if within two years after the effective date of the Change in Control, a Participant’s employment is terminated without Cause or the Participant terminates his or her employment for Good Reason in connection with a Change in Control, if applicable, then (A) all of that Participant’s outstanding Awards shall become fully vested and exercisable, (B) all time-based vesting restrictions on the Participant’s outstanding Awards shall lapse, and (C) the payout opportunities attainable under all of such Participant’s outstanding Performance Awards shall be deemed to have been earned as of the date of such employment termination at the target level, and (subject to Section 9(b)(iv) and Section 10(a)) there shall be a pro rata payout to the Participant or his or her Beneficiary within 30 days following the date of the employment termination (unless a later date is required by Section 10(a) hereof) based upon the length of time within the Performance Period that has elapsed prior to the date of the employment termination; provided, however, if a severance plan or agreement or employment agreement in place at the time of the Change in Control provides for additional acceleration, the terms of such severance plan or agreement or employment agreement shall control. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be non-statutory Options.

(iii) Equitable Adjustments. The Committee, in its sole discretion, may include such further provisions and limitations in any Award Agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(iv) Code Section 409A. No action shall be taken under this Section 9(b) which shall cause an Award to fail to be exempt from or comply with Code Section 409A.

(v) Consent. Notwithstanding any other provision of the Plan or any Award Agreement, the provisions of this Section 9(b) may not be terminated, amended, or modified upon or after a Change of Control in a manner that would adversely affect a Participant’s rights with respect to an outstanding Award without the prior written consent of the Participant.

(c) Definition of Change in Control. A “Change in Control” means the occurrence of any of the following:

(i) Any Person becomes the Beneficial Owner of 50% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or Affiliate or (iv) any acquisition pursuant to a transaction that complies with (iii)(A), (iii)(B) and (iii)(C) of this definition;

(ii) Individuals who, as of the date hereof, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs in connection with or as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Shares or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which per-Director Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with relevant provisions of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including

Performance Awards, or Performance Goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(d) Taxes. The Company and any Subsidiary are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Subsidiary and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee, subject to compliance with applicable law.

(e) Amendment and Termination of the Plan or Awards. The Board or the Committee may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, or any Award Agreement, without the consent of stockholders or Participants, except that any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by applicable law (including applicable stock exchange requirements). In addition, without limiting the foregoing, unless approved by the stockholders of the Company, no such amendment shall be made that would:

(i) materially increase the maximum number of Shares for which Awards may be granted under the Plan, other than an increase pursuant to Section 10(c);

(ii) reduce the minimum exercise price for Options granted under the Plan;

(iii) Reprice any outstanding Awards, other than in connection with a change in the Company’s capitalization (as described in Section 10(c)); or

(iv) change the class of persons eligible to receive Awards under the Plan.

Notwithstanding the foregoing, without the consent of an affected Participant, no such Board or Committee action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. No amendment, suspension or termination of the Plan shall impair the rights of any Participant under an outstanding Award, unless agreed to in a writing signed by the Participant and the Company. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent or any right to attend meetings of stockholders unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents are granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash or Shares, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Non-exclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable.

(i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Shareholder Approval; Termination of Plan. The Plan became effective on the Effective Date. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board or the Committee, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

EXHIBIT A

OPTIONS—ADDENDUM

France

The Committee has determined that it is necessary and advisable to establish a sub-plan for the purpose of permitting options to qualify for the French specific tax and social security treatment. Therefore, options granted under the Amended and Restated Incentive Compensation Plan (the Plan”) by TransEnterix, Inc. (the “Company”) to employees who are French tax residents and/or subject to the French social security regime on a mandatory basis on the Grant Date (the “French Participants”) of its Related Entities may be granted under the terms of this Addendum as follows:

1.	Definitions:

Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan and in the Option Agreement. In the event of a conflict between the terms and conditions of the Plan, this Addendum and the Option Agreement, the terms and conditions of the Plan shall prevail except for the following additional terms that shall be defined as follows:

•

Grant Date: the term “Grant Date” shall be the date on which the Board or the Committee (i) designates the French Participant(s), (ii) sets up the Exercise Price of the options, and (iii) specifies the terms and conditions of the options.

•	Related Entities: the term “Related Entities” means the companies within the meaning of Article L. 225-197-2 of the French Commercial Code or any provision substituted for same.

2.	Specific conditions laid down under this Addendum:

1)

Notwithstanding any other provision of the Plan, options granted to any Participant who is a consultant, an “Administrateur,” or a member of the “Conseil de Surveillance,” as these terms are defined in French Corporate law, and who does not have a work contract with the Company or its Related Companies will be deemed to have not been granted an option pursuant to this Addendum.

2)

Notwithstanding any other provision of the Plan, the number of options offered through the Plan cannot exceed one third of the capital of the Company. This limit is reduced to 10% of the company capital if the options are granted over treasury shares.

3)	Notwithstanding any other provision of the Plan, no option can be granted to a French Participant who holds directly or indirectly more than ten percent (10%) of the Company’s share capital.

4)

Notwithstanding any other provision of the Plan, any option with an Exercise Price on the Grant Date of the option that is less than 80% of the average of the market value of the underlying share during the twenty (20) trading days (using opening quotation) preceding the Grant Date shall be deemed to have not been granted under this Addendum. In addition, with respect to options to purchase existing shares, any option with an Exercise Price that is less than 80% of the average price paid by the Company to buy back the Shares it holds as at Grant Date shall be deemed to have not been granted under this Addendum.

5)

Notwithstanding any other provision of the Plan, options cannot be granted before the end of a period of twenty (20) stock exchange sessions after the date on which Shares are traded without dividend rights or capital increase subscription rights (“détachement du coupon”).

6)

Notwithstanding any other provision of the Plan, no options can be granted during the ten (10) stock exchange sessions preceding or following the publication of the annual financial consolidated account or the annual financial statement.

7)

Notwithstanding any other provision of the Plan, no options can be granted during the period starting the date the corporate management of the company is aware of information the publication of which could have a substantial consequence on the Fair Market Value of the Shares and ending ten (10) stock exchange sessions after the publication of this information.

8)

Notwithstanding any other provision of the Plan, the Exercise Price of an option shall be adjusted only upon the occurrence of the events under section L.225-181 of the French Commercial Code. Any reduction by the Company, to the Exercise Price of an outstanding and unexercised option previously issued under this Addendum, to the current Fair Market Value of the underlying Shares shall be deemed to not have been an option granted under this Addendum.

9)

Notwithstanding any other provision of the Plan, in the event of the death of a French Participant, the heirs of such French Participant shall have a six (6)-month period from the date of such French Participant’s death, to exercise all or part of the options held by such French Participant on the day of his death regardless of whether or not they are vested. As a consequence, all the options held by such French Participant which have not yet been exercised by his/her heirs upon the expiration of the aforementioned six (6)-month period, shall be definitively and automatically forfeited.

10)	Notwithstanding any other provision of the Plan and, except in the case of death of the French Participant, the options are non-transferable.

11)

Notwithstanding any other provision of the Plan, it is intended that the options granted under this Addendum shall qualify for the special tax and social security treatment applicable to stock options according to Sections L. 225-177 to L. 225-186-1 of the French Commercial Code and in accordance with the relevant provisions set forth by French income tax and social security laws, but no undertaking is made to maintain such status.

The terms of the options granted to French Participants in accordance with this Addendum shall be interpreted accordingly and in accordance with the relevant provisions set forth by French income tax and social security laws, as well as the relevant administrative guidelines and subject to the fulfillment of any applicable legal, tax and reporting obligations, if applicable.

This Addendum is adopted and is effective as of October 26, 2015.

A-2

TRANSENTERIX—RESTRICTED STOCK UNITS (RSU)—ADDENDUM

FRANCE

The Committee has determined that it is necessary and advisable to establish a sub-plan for the purpose of permitting Restricted Stock Units (“RSU”) to qualify for the French specific tax and social security treatment applicable to free share awards granted in accordance with Articles L.225-197-1 to L.225-197-6 of the French Commercial Code.

Therefore, RSU granted under the Amended and Restated Incentive Compensation Plan (the Plan”) by TransEnterix, Inc. (the “Company”) to employees who are French tax residents and/or subject to the French social security regime on a mandatory basis on the Grant Date (the “French Participants”) of its Related Entities may be granted under the terms of this Addendum as follows:

1.	Definitions:

Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Plan and in the Agreement. In the event of a conflict between the terms and conditions of the Plan, this Addendum and the Agreement, the terms and conditions of the Plan shall prevail except for the following additional terms that shall be defined as follows:

•

“Closed Period” means (i) ten quotation days preceding and three quotation days following the disclosure to the public of the consolidated financial statements or annual statement of the Company; or (ii) the period as from the date the corporate management possesses material information which could, if disclosed to the public, significantly impact the quotation of the Shares of the Company, until ten quotation days after the day such information is disclosed to the public.

•	“Disability” means disability as determined in categories 2 and 3 under Article 341-4 of the French Social Security Code.

•	“First Vesting Date” shall mean the date the first one-third of the RSU become non-forfeitable and converted into Shares as provided for in the Agreement.

•

“Grant Date” shall be the date on which the Committee (i) designates the French Participants; and (ii) specifies the terms and conditions of the RSU, including the number of Shares to be transferred at a future date, the Vesting Period, the Holding Period, the conditions for the delivery of the Shares underlying the RSU by the Company, if any, and the conditions for the disposal of the Shares, if any.

•	“Holding Period” shall mean the period of at least two years following the First/Second/Third Vesting Dates during which the Shares cannot be sold or transferred.

•	“Related Companies” means the companies within the meaning of Article L. 225-197-2 of the French Commercial Code or any provision substituted for same.

•

“RSU” shall mean a promise by the Company to transfer Shares to a French Participant, at a future date, for free as long as the French Participant fulfills the conditions as provided for in the Agreement. The French Participants are not entitled to any dividend or voting rights until the Shares are transferred to the French Participant.

•	“Second Vesting Date” shall mean the date the second one-third of the RSU become non-forfeitable and converted into Shares as provided for in the Agreement.

•	“Third Vesting Date” shall mean the date the last one-third of the RSU become non-forfeitable and converted into Shares as provided for in the Agreement.

•

“Vesting Date” shall mean the date the RSU become non-forfeitable and converted into Shares. The vesting schedule is provided for in the Agreement and may be composed of a First Vesting Date, a Second Vesting Date or a Third Vesting Date. To qualify for the French special tax and social security regime, such First Vesting Date shall not occur prior to the second anniversary of the Grant Date.

A-3

2.	Specific conditions laid down under this Addendum:

1)

This Addendum shall be applicable to French Employees and corporate officers (e.g., Président du Conseil d’Administration, Directeur Général, Directeur Général Délégué, Membre du Directoire, Gérant de sociétés, Président de sociétés par actions) of a Related Company and who is a French tax resident and/or subject to the French social security regime on a mandatory basis at the time of the grant (the “French Participants”).

2)

RSU may be granted only to French Participants who hold less than ten percent (10%) of the outstanding Shares of the Company at the Grant Date, being specified that a grant cannot entitle a French Participant to hold more than ten percent (10%) of the share capital of the Company.

3)

The First Vesting Date, the Second Vesting Date and the Third Vesting Date shall not occur prior to the expiration of a period of at least two years calculated from the Grant Date. However, notwithstanding the above, in the event of the death or Disability of a French Participant, all of his or her outstanding RSU shall vest as set forth in Section 8 and in Section 9 below.

4)

The Shares are automatically transferred to the French Participant upon Vesting Date. The Shares transferred to a French Participant shall be recorded in the name of the French Participant in an account with the Company or a broker, or in such other manner as the Company may otherwise determine, to ensure compliance with applicable restrictions provided under French tax law.

5)

Unless and until such time as Shares are transferred to the French Participant, the French Participant shall have no ownership of the Shares allocated to the RSU and shall have no right to vote and to receive dividends, if applicable, subject to the terms, conditions and restrictions described in the Plan, in the Agreement and herein.

6)

The Shares shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of until the end of the Holding Period. This Holding Period applies even if the French Participant is no longer an employee or corporate officer of a Subsidiary in France, except as provided for in Section 8, in Section 9 and in Section 10 below. As from the end of each Holding Period (the release Date), the corresponding Shares shall be freely transferable, subject to applicable legal and regulatory provisions in force. In addition, the Shares allocated under this Addendum may not be sold or transferred during Closed Periods.

7)	Notwithstanding any provision in the Plan to the contrary and, except in the case of French Participant’s death, the RSU are not transferable.

8)

In the event of the death of a French Participant, all RSU held by the French Participant at the time of death shall become immediately transferable to the French Participant’s heirs. The Company shall transfer the underlying Shares to the French Participant’s heirs, at their request, provided such request occurs within six months following the death. Notwithstanding the foregoing, the French Participant’s heirs are not subject to the restriction on the sale of shares set forth in Section 6 above.

9)

In the event of the Disability of a French Participant, all RSU held by the French Participant at the time of termination due to the Disability become vested in full. In addition, the French Participant is no longer subject to the restriction on the sale of Shares set forth in Section 6 above.

10)

In the event the French Participant is no longer a French tax resident and is no longer affiliated to the French social security regime on a mandatory basis at Vesting Date, the Holding Period as provided for in this Addendum should not apply.

11)

It is intended that the RSU granted under this Addendum shall qualify for the special tax and social security treatment applicable to free shares granted under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code and in accordance with the relevant provisions set forth by French tax and social security laws, but no undertaking is made to maintain such status.

A-4

The terms of the RSU granted to French Participants shall be interpreted accordingly and in accordance with the relevant provisions set forth by French tax and social security laws, as well as the relevant administrative guidelines and subject to the fulfillment of any applicable legal, tax and reporting obligations, if applicable.

This Addendum is adopted and is effective as of October 26, 2015.

A-5

EXHIBIT B

ISRAELI SUB-PLAN

TO

AMENDED AND RESTATED INCENTIVE COMPENSATION PLAN

1.	Special Provisions for Persons Who are Israeli Taxpayers

1.1 This Israeli Sub-Plan (the “Sub-Plan”) to TRANSENTERIX, INC.’s Amended and Restated Incentive Compensation Plan (the “Plan”), is made and entered effective as of September 21, 2018 (the “Effective Date”).

1.2 The provisions specified hereunder apply only to Awards granted to persons who are subject to taxation by the State of Israel.

1.3 The purpose of this Sub-Plan is to establish certain rules and limitations applicable to Awards that may be granted under the Sub-Plan to Participants from time to time, in compliance with applicable laws (including securities laws) currently in force in the State of Israel. Except as otherwise provided by this Sub-Plan, all Awards granted pursuant to this Sub-Plan shall be governed by the terms of the Plan. This Sub-Plan is applicable only to Awards granted after the Effective Date.

1.4 This Sub-Plan complies with, and is subject to, the ITO (as such term is defined below) and Section 102 (as such term is defined below).

1.5 The Plan and this Sub-Plan shall be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Sub-Plan and the Plan, the provisions of this Sub-Plan shall govern.

2.	Definitions.

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to Awards granted pursuant to this Sub-Plan:

“3(i) Award” means an Award that is subject to taxation pursuant to Section 3(i) of the ITO which has been granted under this Sub-Plan to any person who is NOT an Eligible 102 Participant.

“102 Capital Gains Track” means the tax track set forth in Section 102(b)(2) or Section 102(b)(3) of the ITO, as the case may be.

“102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.

“102 Earned Income Track” means the tax track set forth in Section 102(b)(1) of the ITO.

“102 Earned Income Track Grant” means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Earned Income Track.

“102 Trustee Grant” means an Award granted under this Sub-Plan pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Eligible 102 Participant, and includes 102 Capital Gains Track Grants or 102 Earned Income Track Grants.

“Affiliate” means a present or future company that either (i) Controls the Company, (ii) is Controlled by the Company; or (iii) is Controlled by the same person or entity that Controls the Company.

“Control” or “Controlled” shall have the meaning ascribed thereto in Section 102.

“Controlling Shareholder” as defined under Section 32(9) of the ITO, means an individual who prior to the grant or as a result of the exercise of any Award, holds or would hold, directly or indirectly, in his name or with a relative (as defined in the ITO) (i) 10% or more of the outstanding shareholding of the Company, (ii) 10% or more of the voting power of the Company, (iii) the right to hold or purchase 10% or more of the outstanding equity or voting power, (iv) the right to obtain 10% or more of the “profit” of the Company (as defined in the ITO), or (v) the right to appoint a director.

“Election” means the Board’s election of the type (i.e., between 102 Capital Gains Track or 102 Earned Income Track) of 102 Trustee Grants that it will make under the Sub-Plan, as filed with the ITA.

“Eligible 102 Participant” means an individual that (i) (A) is employed by the Company’s Israeli Affiliate or (B) is a member of the board of the Company’s Israeli Affiliate, and (ii) who is not a Controlling Shareholder.

“ITA” means the Israeli Tax Authority.

“ITO” means the Israeli Income Tax Ordinance (New Version) 1961 and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the ITO Rules, each as may be amended from time to time.

“ITO Rules” means the Income Tax Rules (Tax Benefits in Share Issuance to Employees) 5763-2003.

“Non-Trustee Grant” means an Award granted under this Sub-Plan to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

“Required Holding Period” means the requisite period prescribed by Section 102 and the ITO Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which the 102 Trustee Grants and the Shares issued upon the exercise of the 102 Trustee Grants must be held by the Trustee for the benefit of the person to whom it was granted.

“Section 102” means the provisions of Section 102 of the ITO, as amended from time to time.

“Trustee” means a person or entity designated by the Board to serve as a trustee and/or supervising trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.

“Trust Agreement” means the agreement(s) between the Company and the Trustee regarding Awards granted under this Sub-Plan, as in effect from time to time.

3.	Types of Grants and Section 102 Election.

3.1 Grants of Awards made pursuant to Section 102, shall be made pursuant to either (a) Section 102(b)(2) or Section 102(b)(3) of the ITO as the case may be, as 102 Capital Gains Track Grants, or (b) Section 102(b)(1) of the ITO as 102 Earned Income Track Grants. The Board’s Election regarding the type of 102 Trustee Grant it elects to make shall be filed with the ITA. Once such Election has been filed by the Company, the Board may change the type of 102 Trustee Grant that it elects to make only after the lapse of at least 12 months from the end of the calendar year in which the first grant was made pursuant to the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Board from granting Non-Trustee Grants to Eligible 102 Participants at any time.

3.2 Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Sub-Plan. Persons who are not Eligible 102 Participants may be granted only 3(i) Awards under this Sub-Plan or Non-Trustee Grants.

3.3 No 102 Trustee Grants may be granted pursuant to this App Sub-Plan until 30 days after the requisite filings required by the ITO and the ITO Rules have been filed with the ITA.

3.4 The Award Agreement or documents evidencing an Award granted under this Sub-Plan shall indicate (i) whether the Award is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Award, and (ii) if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Earned Income Track Grant.

4.	Terms and Conditions of 102 Trustee Grants.

4.1 Each 102 Trustee Grant will be deemed granted on the date stated in a written notice by the Company, in accordance with the provisions of Section 102 and the Trust Agreement.

4.2 Each 102 Trustee Grant granted to an Eligible 102 Participant shall be held by the Trustee and each certificate for Shares acquired pursuant to a 102 Trustee Grant shall be issued to and registered in the name of a Trustee and shall be held in trust for the benefit of the Eligible 102 Participant for the Required Holding Period. After termination of the Required Holding Period, the Trustee may release such Award and any such Shares, provided that (i) the Trustee has received an acknowledgment from the ITA that the Eligible 102 Participant has paid any applicable tax due pursuant to the ITO; or (ii) the Trustee and/or the Company withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any 102 Award or Shares issued thereunder and held by it prior to the full payment of the Eligible 102 Participant’s tax liabilities.

4.3 Each 102 Trustee Grant (whether a 102 Capital Gains Track Grant or a 102 Earned Income Track Grant, as applicable) shall be subject to the relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the 102 Trustee Grant and shall prevail over any term contained in the Plan, this Sub-Plan or any Award Agreement that is not consistent therewith. Any provision of the ITO and any approvals by the ITA not expressly specified in this Sub-Plan or any document evidencing an Award that are necessary to receive or maintain any tax benefit pursuant to Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For the avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the ITO Rules. Further, the Eligible 102 Participant agrees to execute any and all documents which the Board or the Trustee may reasonably determine to be necessary in order to comply with the provision of any applicable law, and, particularly, Section 102.

4.4 During the Required Holding Period, the Trustee shall not be required to release an Award, Shares acquired pursuant to such Award, or other shares received subsequently following any realization of rights derived from such Award or Shares (including share dividends) to the Eligible 102 Participant or sell such Award, Shares, or other shares to a third party, unless permitted to do so by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the Share have been withheld for transfer to the ITA; and (ii) the Trustee has received written confirmation from the Board that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, any applicable agreement and any applicable law. For the avoidance of doubt, such sale or release during the Required Holding Period will result in different tax ramifications to the Eligible 102 Participant under Section 102 of the ITO and the ITO Rules and/or any other regulations or orders or procedures promulgated thereunder, which shall apply to and shall be borne solely by such Eligible 102 Participant.

4.5 In the event a share dividend is declared and/or additional rights are granted with respect to Shares which were issued upon an exercise of a 102 Trustee Grant, such dividend and/or rights shall also be subject to the provisions of this Section 4, and the Required Holding Period for such share dividend and/or rights shall be measured from the commencement of the Required Holding Period for the 102 Trustee Grant with respect to which the dividend was declared and/or rights granted. In the event of a cash dividend on the 102 Trustee Grant or such Shares, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant after deduction of taxes and mandatory payments in compliance with applicable withholding requirements.

4.6 If an Award which is granted as a 102 Trustee Grant is exercised or vests during the Required Holding Period, the Shares issued upon such exercise or vesting shall be issued in the name of the Trustee for the benefit of the Eligible 102 Participant. If such Shares are issued after the Required Holding Period has lapsed, the Shares issued upon such exercise or vesting shall, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee or (ii) be transferred to the Eligible 102 Participant directly, provided that the Eligible 102 Participant first complies with all applicable provisions of the Plan and pays all taxes which apply on issuance of the Shares or to such transfer of Shares.

4.7 To avoid any doubt, notwithstanding anything to the contrary in the Plan, no Award qualifying as a 102 Trustee Grant shall be substituted for payment in cash or any other form of consideration, including other Awards or Shares, in the absence of an express approval of the ITA in advance for such substitution.

5.	Assignability.

As long as Awards or Shares are held by the Trustee on behalf of an Eligible 102 Participant, no rights of the Eligible 102 Participant over the Awards or Shares may be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

6.	Tax Consequences.

6.1 Any tax consequences arising from the grant or exercise of any Award, from the payment for Shares covered thereby, or from any other event or act (of the Company, the Company’s its Affiliates, the Trustee, and/or the Participant), hereunder, shall be borne solely by the Participant. The Company, its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under the applicable law (including applicable rules and regulations), including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company, its Affiliates, and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company, or any of its Affiliates and the Trustee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Sub-Plan and the exercise or vesting or sale thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant, (ii) requiring a Participant to pay to the Company or any of its Affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of Shares, and/or (iii) by causing the exercise of an Award and/or the sale of Shares held by or on behalf of a Participant to cover such liability, up to the amount required to satisfy minimum statuary withholding requirements. In addition, the Participant will be required to pay any amount which exceeds the tax to be withheld and remitted to the tax authorities, pursuant to applicable tax laws, regulations and rules.

6.2 With respect to Non-Trustee Grants, if an Eligible 102 Participant ceases to be a Company’s Affiliate employee or director, the Eligible 102 Participant shall extend to the Company and/or its Affiliate security or a guarantee for the payment of tax due at the time of sale of Share to the satisfaction of the Board, all in accordance with the provisions of Section 102 of the ITO and the ITO Rules.

7.	Governing Law and Jurisdiction.

The validity and enforceability of the Sub-Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the provisions governing conflict of laws and applicable federal law, except to the extent that mandatory provisions of the laws of the State of Israel apply.

8.	Securities Laws.

This Sub-Plan shall be subject to all applicable law. The Board shall be entitled to require Participants to comply with such applicable law as may be necessary. Furthermore, the grants of any Award under the Sub-Plan shall be subject to the procurement by the Company or its Affiliates of all approvals and permits required by regulatory authorities having jurisdiction over this Sub-Plan and the Awards granted hereunder.

This Addendum is adopted and effective as of September 21, 2018.

TransEnterix

**ANNUAL MEETING OF TRANSENTERIX, INC.**

**1:** Election of Directors

| | For | Withhold | Directors Recommend |
|---|---|---|---|
| 01 Paul A. LaViolette | ☐ | ☐ | For |
| 02 Anthony Fernando | ☐ | ☐ | For |
| 03 Andrea Biffi | ☐ | ☐ | For |
| 04 Jane H. Hsiao | ☐ | ☐ | For |
| 05 David B. Milne | ☐ | ☐ | For |
| 06 Richard Pfenniger, Jr. | ☐ | ☐ | For |
| 07 William N. Starling | ☐ | ☐ | For |

_______________ Please Sign Here    _______________ Please Date Above

_______________ Please Sign Here    _______________ Please Date Above

Please separate carefully at the perforation and return just this portion in the envelope provided.

TransEnterix

**VOTED BY:**

**INTERNET**

Go To
**www.proxypush.com/TRXC**
- Cast your vote online.
- View Meeting Documents.

**OR**

**TELEPHONE**

Call
**866-648-8131**
- Use any touch-tone telephone.
- **Have your Proxy Card/Voting Instruction Form ready.**
- Follow the simple recorded instructions.

**OR**

**MAIL**
- Mark, sign and date your Proxy Card/Voting Instruction Form.
- Detach your Proxy Card/Voting Instruction Form.
- Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

**PROXY TABULATOR FOR**

**TRANSENTERIX, INC.**
**P.O. BOX 8016**
**CARY, NC 27512-9903**

ANNUAL MEETING OF TRANSENTERIX, INC. Annual Meeting of TransEnterix, Inc.    Date: June 8, 2020 to be held on Monday, June 8, 2020    Time: 11:00 AM (EDT) for Holders as of April 9, 2020 Place: Annual Meeting to be held live via the Internet—please visit    www.proxydocs.com/TRXC to register to attend the meeting. This proxy is being solicited on behalf of the Board of Directors Please make your marks like this:                Use dark black pencil or pen only VOTED BY: INTERNET TELEPHONE Board of Directors Recommends a Vote FOR proposals 1, 2, 3, and Call 4. Go www. To proxypush.com/TRXC 866-648-8131 Directors your vote online. • Use any touch-tone telephone. 1: Election of Directors • Cast OR Recommend provided. • Have your Proxy Card/Voting Instruction Form ready. For Withhold • View Meeting Documents. •Follow the simple recorded instructions. 01 Paul A. LaViolette For MAIL 02 Anthony Fernando For envelope 03 Andrea Biffi Forthe OR • Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. 04 Jane H. Hsiao For in • Return your Proxy Card/Voting Instruction Form in the    05 David B. Milne For portion postage-paid envelope provided. 06 Richard Pfenniger, Jr. For The undersigned hereby appoints Anthony Fernando and Joshua Weingard, and each of them severally, as proxies For is of the undersigned, each with full power to appoint his substitute, to represent the undersigned at the Annual Meeting 07 William N. Starling th (the “Annual Meeting”) of Stockholders of TransEnterix, Inc. (the “Company”) to be held on June 8, 2020, and at any    For Against Abstain just adjournments or postponements thereof, and to vote thereat all shares of common stock of the Company held of    record by the undersigned at the close of business on April 9, 2020, in accordance with the instructions set forth on 2: Approval of an amendment and restatement of For Company’s Amended and Restated Incentive return this proxy card and, in their discretion, to vote such shares on any other business as may properly come before the Compensation Plan. and Annual Meeting and on matters incident to the conduct of the Annual Meeting. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. 3: Advisory vote on the approval of the compensation For THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION 2019. of the Company’s Named Executive Officers for IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE perforation PROPOSALS IN ITEMS 2, 3 AND 4. 4: Ratification of the appointment of BDO USA LLP Forthe as the Company’s independent registered public at accounting firm for the fiscal year ending December    31, 2020. carefully PROXY TABULATOR FOR TRANSENTERIX, INC. P.O. BOX 8016 separate CARY, NC 27512-9903 Please    Authorized Signatures—This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Proxy — TransEnterix, Inc.    Annual Meeting of Stockholders    June 8, 2020, 11:00 a.m. (Eastern Daylight Time)    This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints Anthony Fernando and Joshua Weingard (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of TransEnterix, Inc. a Delaware corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held as a virtual meeting, on June 8, 2020 at 11:00 a.m. (EDT) and all adjournments and postponements thereof. Please The purpose of the Annual Meeting is to take action on the following: 1. The election of the seven director nominees. 2. A vote to amend and restate the TransEnterix, Inc. Amended and Restated separate Incentive Compensation Plan (the “Plan”). 3. An advisory vote to approve the compensation paid to the Company’s carefully named executive officers for 2019. at 4. Ratification of the appointment of BDO USA, LLP as the Company’s the independent registered public accounting firm for the fiscal year ending December 31, 2020. Other Matters. The transaction of such other business as may lawfully come perforation before the Annual Meeting or at any adjournment or postponement. and The Board of Directors of the Company recommends a vote “FOR” all nominees return for director and “FOR” each proposal. just This proxy, when properly executed, will be voted in the manner directed this herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come portion before the Annual Meeting or any adjournment or postponement thereof. in the You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named envelope Proxies cannot vote your shares unless you sign and return this card. provided .